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                                                                  EXHIBIT 10.13



                             WASHINGTON MUTUAL, INC.

                            CASH BALANCE PENSION PLAN






                Amended and Restated Effective September 30, 1998


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                             WASHINGTON MUTUAL, INC.
                            CASH BALANCE PENSION PLAN


                                TABLE OF CONTENTS



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ARTICLE 1. INTRODUCTION................................................................................................3

           1.1       Effective Date of Plan............................................................................3
           1.2       Preservation of Minimum Benefits..................................................................3
           1.3       PFB Plan and GW Plan Benefits.....................................................................3
           1.4       Transition Relief.................................................................................3

ARTICLE 2. DEFINITIONS.................................................................................................4

           2.1       Account...........................................................................................4
           2.2       Accrued Benefit...................................................................................4
           2.3       Actuarial Equivalent..............................................................................4
           2.4       Administration Committee or Committee.............................................................4
           2.4A.     Allocation Date...................................................................................5
           2.5       Alternate Payee...................................................................................5
           2.6       Annuity Starting Date.............................................................................5
           2.7       Assumed Interest Credit...........................................................................5
           2.8       Beneficiary.......................................................................................5
           2.9       Board.............................................................................................5
           2.10      Break in Service..................................................................................5
           2.11      Code..............................................................................................6
           2.12      Company...........................................................................................6
           2.13      Compensation......................................................................................6
           2.13A     Daily Interest Credit.............................................................................6
           2.14      Disability........................................................................................6
           2.15      Early Retirement Date.............................................................................6
           2.16      Eligibility Computation Period....................................................................7
           2.17      Eligibility Service...............................................................................7
           2.18      Eligible Employee.................................................................................7
           2.19      Eligible Spouse...................................................................................7
           2.20      Employee..........................................................................................7
           2.21      Employer..........................................................................................7
           2.22      ERISA.............................................................................................7
           2.23      Hour of Service...................................................................................7
           2.24      Leave of Absence..................................................................................9
           2.25      Limitation Year..................................................................................10
           2.25A     Normal Retirement Age............................................................................10
           2.26      Normal Retirement Benefit........................................................................10
           2.26A     Normal Retirement Date...........................................................................10
           2.27      Parental Leave...................................................................................10
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           2.28      Participant......................................................................................10
           2.29      Plan.............................................................................................10
           2.30      Plan Entry Date..................................................................................10
           2.31      Plan Year........................................................................................12
           2.32      Prior Plans......................................................................................12
           2.33      Qualified Domestic Relations Order...............................................................12
           2.34      Re-Employed Employee.............................................................................13
           2.35      Related Employer.................................................................................14
           2.36      Required Commencement Date.......................................................................14
           2.37      Service..........................................................................................14
           2.38      Trust............................................................................................17
           2.39      Trust Agreement..................................................................................17
           2.40      Trustee,.........................................................................................17
           2.41      Valuation Date...................................................................................17
           2.42      Vested Accrued Benefit...........................................................................17
           2.43      Vested Account...................................................................................17
           2.44      Year of Benefit Service..........................................................................17
           2.45      Year of Vesting Service..........................................................................17

ARTICLE 3. PARTICIPATION..............................................................................................19

           3.1       Eligibility......................................................................................19
           3.2       Eligibility Service..............................................................................19
           3.3       Participation -Re-Employed Employees.............................................................19
           3.4       Transfer Of Employment Between Employers.........................................................20
           3.5       Events Affecting Participation...................................................................20
           3.6       Change Of Employment Status......................................................................20

ARTICLE 4. CONTRIBUTIONS..............................................................................................21

           4.1       Funding Policy and Employer Contributions........................................................21
           4.2       Return of Contributions..........................................................................21
           4.3       Participant Contributions........................................................................21

ARTICLE 5. AMOUNT OF BENEFITS.........................................................................................22

           5.1       Account Credits..................................................................................22
           5.2       Normal Retirement Benefits.......................................................................23
           5.3       Benefits Prior to Normal Retirement..............................................................24
           5.4       Special Early Retirement Benefits................................................................24
           5.5       Pre-Retirement Distribution Benefits.............................................................25
           5.6       Nonduplication of Benefits.......................................................................25
           5.7       Maximum Benefit Limitation.......................................................................25
           5.8       Protection of Benefit Accruals...................................................................28

ARTICLE 6. ELIGIBILITY FOR BENEFITS...................................................................................29

           6.1       Normal Retirement................................................................................29
           6.2       Early Retirement.................................................................................29
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           6.3       Disability.......................................................................................29
           6.4       Death............................................................................................29
           6.5       Termination of Service Prior to Normal Retirement Date...........................................29
           6.6       Forfeiture Occurs and Restoration of Non-Vested Accrued Benefit..................................30
           6.7       Termination or Partial Termination...............................................................31

ARTICLE 7. TIME AND METHOD OF PAYMENT OF BENEFITS.....................................................................32

           7.1       Time of Payment..................................................................................32
           7.2       Method of Payment................................................................................34
           7.3       Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity................35
           7.4       Involuntary Cash-Out and Elective Payments.......................................................37
           7.5       Pacific First Bank Plan Forms of Payment.........................................................37
           7.6       Great Western Retirement Plan Forms of Payment...................................................38

ARTICLE 8. TOP-HEAVY PROVISIONS.......................................................................................39

           8.1       General Rule.....................................................................................39
           8.2       Top-Heavy Plan...................................................................................39
           8.3       Definitions......................................................................................39
           8.4       Requirements Applicable if Plan is Top-Heavy.....................................................40

ARTICLE 9. EMPLOYER ADMINISTRATIVE PROVISIONS.........................................................................42

           9.1       Appointment......................................................................................42
           9.2       Term.............................................................................................42
           9.3       Compensation.....................................................................................42
           9.4       Powers of the Administration Committee...........................................................42
           9.5       Investment Powers................................................................................43
           9.6       Manner of Action.................................................................................44
           9.7       Authorized Representative........................................................................44
           9.8       Exclusive Benefit................................................................................44
           9.9       Interested Member................................................................................44
           9.10      Qualified Domestic Relations Orders..............................................................44
           9.11      Payment in the Event of Legal Disability.........................................................45
           9.12      Payments Only from Trust.........................................................................45
           9.13      Unclaimed Benefits Procedure.....................................................................45

ARTICLE 10. PARTICIPANT ADMINISTRATIVE PROVISIONS.....................................................................47

           10.1      Beneficiary Designation..........................................................................47
           10.2      No Beneficiary Designation.......................................................................47
           10.3      Personal Data to Administration Committee........................................................47
           10.4      Address for Notification.........................................................................47
           10.5      Place of Payment and Proof of Continued Eligibility..............................................47
           10.6      Alienation.......................................................................................48
           10.7      Litigation Against the Trust.....................................................................48
           10.8      Information Available............................................................................48
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           10.9      Beneficiary's Right to Information...............................................................48
           10.10     Claims Procedure.................................................................................48
           10.11     Appeal Procedure for Denial of Benefits..........................................................49
           10.12     No Rights Implied................................................................................50

ARTICLE 11. FIDUCIARY DUTIES..........................................................................................51

           11.1      Fiduciaries......................................................................................51
           11.2      Allocation of Responsibilities...................................................................51
           11.3      Procedures for Delegation and Allocation of Responsibilities.....................................52
           11.4      Allocation of Fiduciary Liability................................................................52

ARTICLE 12. AMENDMENT, MERGER AND TERMINATION.........................................................................54

           12.1      Amendment........................................................................................54
           12.2      Termination......................................................................................54
           12.3      Amendment Procedures.............................................................................55
           12.4      Procedure on Termination.........................................................................55
           12.5      Notice of Change in Terms........................................................................55
           12.6      Merger Or Consolidation..........................................................................56
           12.7      Limitation Concerning 25 Highest Paid Employees..................................................56

ARTICLE 13. THE TRUST.................................................................................................58

           13.1      Purpose of the Trust.............................................................................58
           13.2      Appointment of Trustee...........................................................................58
           13.3      Exclusive Benefit of Participants................................................................58
           13.4      Benefits Supported Only By the Trust.............................................................58
           13.5      Rights to Trust Assets...........................................................................58

ARTICLE 14. MISCELLANEOUS.............................................................................................59

           14.1      Execution of Receipts and Releases...............................................................59
           14.2      No Guarantee of Interests........................................................................59
           14.3      Payment of Expenses..............................................................................59
           14.4      Employer Records.................................................................................59
           14.5      Interpretations and Adjustments..................................................................59
           14.6      Uniform Rules....................................................................................59
           14.7      Evidence.........................................................................................59
           14.8      Severability.....................................................................................59
           14.9      Notice...........................................................................................60
           14.10     Waiver of Notice.................................................................................60
           14.11     Successors.......................................................................................60
           14.12     Headings.........................................................................................60
           14.13     Governing Law....................................................................................60

ARTICLE 15. EMPLOYER PARTICIPATION....................................................................................61
           15.1      Adoption by Employer.............................................................................61
           15.2      Withdrawal by Employer...........................................................................61
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           15.3      Adoption Contingent Upon Initial and Continued Qualification.....................................61
           15.4      No Joint Venture Implied.........................................................................62

ARTICLE 16. SPECIAL SECTION 401(a)(17) PROVISIONS.....................................................................63

           16.1      Fresh Start Rule - Option 3 (Formula With Extended Wear-Away)....................................63
           16.2      Adjusted Frozen Accrued Benefit for Section 401(a)(17) Employees.................................63
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                             WASHINGTON MUTUAL, INC.
                            CASH BALANCE PENSION PLAN

                             As Amended and Restated
                          Effective September 30, 1998



                                    PREAMBLE


        Washington Mutual Savings Bank, predecessor to Washington Mutual Bank, established the Retirement Plan for Employees of Washington Mutual Savings Bank (the "Plan") effective January 1, 1944. The Plan was amended at various times and restated in its entirety, effective January 1, 1976. The Plan was further amended effective January 1, 1976, January 1, 1978, January 1, 1979, January 1, 1980, March 1, 1980, August 17, 1982, August 16, 1983, and December 30, 1983.

        Effective January 1, 1985, the Plan was again amended and restated in its entirety to consolidate prior amendments and to comply with the requirements of the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984. The Plan was again amended and restated on January 1, 1987, to rename it as the Washington Mutual Savings Bank Cash Balance Pension Plan and to modify the benefit accrual and other features of the Plan to be a "cash balance" defined benefit plan. The rights of any employee who terminated prior to January 1, 1987, shall be determined in accordance with the provisions of the Plan in effect on the date the individual's employment terminated.

        The accrued benefits of participants in the Plan who continued to participate in the Plan on January 1, 1987, were converted to a "cash balance" formula according to the provisions of the Plan as restated at that time. Thus, the accrued benefits of participants who are active or terminate employment after December 31, 1986, is expressed in the form of a cash balance, effective January 1, 1987.

        Effective January 1, 1988, the Plan was amended to provide credit for purposes of eligibility and vesting hereunder for certain service with Columbia Federal Savings Bank, Shoreline Savings Bank, and IPC Pension Services Company, Inc. of Alaska, and to exclude from coverage certain employees of First Federal Savings Bank of Idaho, Dollar Dry Dock Savings Bank of New York, and individuals covered under Financial Institutions Retirement Fund. The Plan was again amended, effective January 1, 1988, to extend coverage under the Plan to employees of certain affiliated employers of the Company.

        The Plan was again amended effective March 1, 1989, to provide for coverage under the Plan for certain employees who had been participants in the Financial Institutions Retirement Fund. Effective May 31, 1989, the Company amended the Plan to adopt the Model Amendments from Internal Revenue Service Notice 88-131 in order to retain the maximum flexibility necessary to amend the Plan to conform with the Tax Reform Act of 1986 within the remedial amendment period therefor.



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

        On January 5, 1990, the Internal Revenue Service issued a favorable letter of determination as to the tax-qualified status of the form of the Plan, as amended January 1, 1987, under the provisions of the Tax Reform Act of 1986 and other laws, notices, rulings and regulations that were effective prior to January 1, 1989.

        Effective May 31, 1990, the Company amended the Plan to provide credit for service performed by certain employees with Old Stone Bank. The Company again amended the Plan, effective July 31, 1991, to provide credit for service performed by certain employees with Vancouver Federal Savings Bank. The Company again amended the Plan, effective January 1, 1992, to provide credit for service performed by certain employees with Sound Savings and Loan Association. The Company again amended the Plan, effective April 1, 1992, to provide credit for service performed by certain employees with Great Northwest Bank.

        Effective January 1, 1994, the Company amended the Plan to modify the "assumed interest credit" amount that is credited to the accrued benefit of Plan participants as hypothetical interest. The Plan was last amended on March 31, 1994, to provide for the merger of the Pension Plan for Employees of Pacific First Bank into this Plan and to extend certain benefits, rights and features to active participants therein who became participants in the Plan on April 1, 1994.

        Due to corporate mergers and acquisitions engaged in by Employers hereunder, the Plan has from time to time been merged with the tax-qualified defined benefit plans formerly sponsored by certain entities. As described in the definition of the term "Service," credit for service with certain acquired or merged entities has been extended under the Plan to employees that have become Participants. This Plan has been amended at various times by board resolution or otherwise to merge with such tax-qualified defined benefit plans and to provide credit for prior service, and such events are described in this amendment and restatement.

        Effective November 30, 1994, Washington Mutual, Inc. (the "Company") became the corporate parent of Washington Mutual Bank, the successor to Washington Mutual Savings Bank. In addition, the Company became the corporate sponsor of the Plan. The Company amended the Plan, effective November 30, 1994, to rename it as the Washington Mutual, Inc. Cash Balance Pension Plan and to reflect certain other changes in the corporate structure of the Company and its subsidiaries. The Company further amended the Plan to comply with the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and related laws and regulations. As permitted under the remedial amendment period under section 401(b) of the Code, certain provisions of the most recent prior amendment and restatement were effective January 1, 1989, as necessary to comply with the provisions the Code on such date.

        Subsequent to the most recent prior amendment and restatement, the Plan has been amended to reflect certain corporate transactions.

        The Company now hereby amends and restates the Plan effective September 30, 1998, (except as otherwise specifically provided herein), to reflect amendments to the Plan since the most recent restatement, reflect statutory revisions, and effect of the changes.



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        In consideration of the foregoing, the Plan is hereby amended and restated as follows, to be generally effective as of the dates recited above:

                                   ARTICLE 1.

                                  INTRODUCTION

        1.1 EFFECTIVE DATE OF PLAN. This amendment and restatement of the Plan is generally to be effective as of September 30, 1998, except as otherwise indicated herein or required by the Tax Reform Act of 1986 or subsequent legislation.

        1.2 PRESERVATION OF MINIMUM BENEFITS. The Accrued Benefit of an Employee participating in this Plan prior to this amendment and restatement shall not be less than what he would have received hereunder prior to the effective date of this amendment and restatement. Moreover, the Accrued Benefit of an Employee who participated in a pension plan that was merged into this Plan, including the Columbia Federal Savings Bank Pension Plan, the Pension Plan for Employees of Pacific First Bank (the "PFB Plan") and the Great Western Retirement Plan (the "GW Plan"), (collectively, the "Prior Plans") at the time such plan was merged into this Plan shall not be less than such Employee's accrued benefit under such Prior Plan immediately prior to its merger herein.

        1.3 PFB PLAN AND GW PLAN BENEFITS. Notwithstanding the benefits generally provided under this Plan, special rules apply to certain individuals who participated in the PFB Plan or the GW Plan and were entitled to receive benefits thereunder at the time it was merged into the Plan. These special rules are embodied in various provisions of the Plan, including Sections 7.5 and 7.6.

        1.4 TRANSITION RELIEF. The Plan and certain of the Prior Plans adopted amendments to obtain transitional relief during the remedial amendment period for complying with the Tax Reform Act of 1986 as set forth in Revenue Procedures and other rulings of general applicability published by the Internal Revenue Service ("IRS"). The Plan shall have the transition provisions and remedial amendment period as in effect for the Plan and the Prior Plans, including but not limited to, the Model Amendments, IRS Notice 88-131, as modified by Revenue Procedures published by the IRS subsequent to IRS Notice 88-131.


------------------------------
End of Article I




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

                                   ARTICLE 2.

                                   DEFINITIONS


        For the purpose of this Plan, the following definitions shall apply unless the context requires otherwise. Words used in the masculine gender shall apply to the feminine, where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural. The words "Article" or "Section" in this Plan shall refer to an Article or Section of this Plan unless specifically stated otherwise. Compounds of the word "here," such as "herein" and "hereof" shall be construed to refer to another provision of this Plan, unless otherwise specified or required by the context. It is the intention of the Employer that the Plan be qualified under the provisions of the Code and ERISA and that all its provisions shall be construed to that result.

        In determining the time within which an event or action is to take place for purposes of the Plan, no fraction of a day shall be considered, and any act, the performance of which would fall on a Saturday, Sunday, holiday or other non-business day, may be performed on the next following business day.

        2.1 ACCOUNT. A hypothetical account maintained for each Participant to which amounts are credited pursuant to Section 5.1(a). At any point in time, the current value of a Participant's Account is the sum of all credited amounts through that date without regard to any interest adjustments for periods after that date. At any point in time, the value of a Participant's Account "as of Normal Retirement Age" is equal to the sum of the current value of the Account (as defined in the preceding sentence) plus Assumed Interest Credits (as provided for under Section 5.1(d), through September 30, 1998, and under Section 5.1(f) on and after October 1, 1998) through the Participant's Normal Retirement Age with no requirement that the Participant perform future service.

        2.2 ACCRUED BENEFIT. At any point in time, a Participant's Accrued Benefit is a single life annuity commencing at Normal Retirement Age that is the Actuarial Equivalent of the Participant's Account as of Normal Retirement Age as defined in Section 2.1.

        2.3 ACTUARIAL EQUIVALENT. A benefit of equivalent value expected to be received under different forms of payment and/or commencing at different points in time based on the following:

           (a) Effective October 1, 1995, an interest rate equal to the Assumed Interest Credit under Section 2.7.

           (b) The Applicable Mortality Table as defined under Code section 417(e).

        2.4 ADMINISTRATION COMMITTEE OR COMMITTEE. The committee specified under
Section 9.1, as from time to time constituted, to be the administrator of the Plan within the meaning of section 3(16)(A) of ERISA. If a Committee is not appointed, the Company shall be the Committee.

        2.4A ALLOCATION DATE. The last day of each pay period.



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

        2.5 ALTERNATE PAYEE. Any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

        2.6 ANNUITY STARTING DATE. The first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle an individual to such benefit.

        2.7 ASSUMED INTEREST CREDIT. For Plan Years beginning January 1, 1987, through January 1, 1993, 7.5% unless changed by Board authorization and Plan amendment prior to the first day of the Plan Year for which the change in rate is effective. For Plan Years beginning on and after January 1, 1994, 4%; unless changed by Board authorization and Plan amendment prior to the first day of the Plan Year for which the change in rate is effective. Pursuant to Board authorization, an additional interest credit of 3.5% is in effect for the Plan Year beginning on January 1, 1994, for a total interest credit of 7.5%. Pursuant to Board authorization, an additional interest credit of 3.625% is in effect for the Plan Year beginning on January 1, 1995, for a total interest credit 7.625%. This annual rate shall apply to Accounts on a prorated basis for the period from January 1, 1995, through September 30, 1995. Effective October 1, 1995, the Assumed Interest Credit for a Plan Year shall be the yield on 30-Year Treasury Constant Maturities, determined for each Plan Year on the basis of the rate in effect for December of the prior year. This annual rate shall be applied to Accounts on a prorated basis for the period from October 1, 1995, through December 31, 1995. Effective January 1, 1999, the Assumed Interest Credit for each Plan Year shall be the average annual rate of interest on 30-Year Treasury Constant Maturities as reported by the Federal Reserve Board for business days in November of the Prior Plan Year.

        2.8 BENEFICIARY. Any person or fiduciary designated by a Participant who is or may become entitled to a benefit under the Plan following the death of the Participant; provided, that in the case of a married Participant, the Participant's Beneficiary shall be the Participant's surviving spouse unless the Participant's spouse (i) consents in writing to the designation of another party as Beneficiary of all or a part of the benefit to which the Participant may become entitled under the Plan, (ii) such election designates a Beneficiary (or a form of benefits) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further spousal consent), (iii) the spouse's consent acknowledges the effect of such election, and (iv) such consent is witnessed by a notary public or a member of the Administration Committee. Such spousal consent shall not be required if it is established to the satisfaction of the Administration Committee that such consent cannot be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a spouse hereunder shall be effective only with respect to that spouse.

        2.9 BOARD. The Board of Directors of the Company.

        2.10 BREAK IN SERVICE. A Plan Year during which an Employee or Participant does not complete more than 500 Hours of Service, determined as of the end of the Plan Year.



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

        2.11 CODE. The Internal Revenue Code of 1986, as amended.

        2.12 COMPANY. Washington Mutual Savings Bank until November 30, 1994; Washington Mutual, Inc., beginning November 30, 1994, and its successors and assigns.

        2.13 COMPENSATION. The Employee's base pay (including amounts attributable to shift differentials and overtime pay) for services rendered to the Employer, determined prior to any pre-tax contributions under either a "qualified cash or deferred arrangement" (as defined under section 401(k) of the Code) maintained by an Employer or a "cafeteria plan" (as defined under section 125 of the Code) maintained by an Employer and earned during the period he is a Participant. Base pay shall include commissions, production incentive compensation and bonuses, but shall not include severance pay, moving expenses, long-term disability insurance payments, nonqualified deferred compensation, compensatory time, and any other fringe benefits or amounts attributable to any other employee benefit plan.

           Effective for Plan Years beginning on and after January 1, 1989, Compensation in excess of $200,000, indexed as provided under section 401(a)(17) of the Code, shall be excluded with respect to the Accrued Benefit after January 1, 1989. Notwithstanding the preceding sentence, however, effective January 1, 1994, Compensation shall be limited for Plan purposes to $150,000, as adjusted pursuant to section 401(a)(17) of the Code and taking advantage of any grandfather rules relating to this limitation. Also, see Article XVI for a description of the section 401(a)(17) rules (including the fresh start alternative) applicable to the Plan.

           In determining the Compensation limit under section 401(a)(17) of the Code, if any individual is a member of the family of a 5% owner or of a highly compensated employee (as defined in section 414(q) of the Code) in the group consisting of the ten highly compensated employees paid the greatest Compensation during the Plan Year, then (i) such individual shall not be considered a separate employee, and (ii) any Compensation paid to such individual and any Employer or Employee contributions made on behalf of such individual shall be treated as if it were paid to or on behalf of the 5% owner or highly compensated employee. For purposes of the immediately preceding sentence, the term "family" means, with respect to any Employee, only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year.

        2.13A DAILY INTEREST CREDIT. The Daily Interest Credit shall be the Assumed Interest Credit compounded daily based on the number of days within the Plan Year.

        2.14 DISABILITY. A Participant is Disabled when the Committee determines, in its sole and absolute discretion, that the Participant has become totally and permanently disabled and unable to perform his usual duties for the Employer, as determined by a medical examiner satisfactory to the Committee. The Committee may instead rely on the determination of Disability by the Social Security Administration.

        2.15 EARLY RETIREMENT DATE. The later of a Participant's 55th birthday or the date on which he has completed at least one Year of Service.



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

        2.16 ELIGIBILITY COMPUTATION PERIOD. The twelve-month period beginning with an Eligible Employee's Employment Commencement Date, and each anniversary thereof.

        2.17 ELIGIBILITY SERVICE. The period of Service of an Employee which is used to determine the Employee's eligibility to participate herein, determined in accordance with the provisions of Section 3.2.

        2.18 ELIGIBLE EMPLOYEE. Any Employee of the Employer who is not covered by a collective bargaining agreement; except that an Employer may designate any other classification of Employees as eligible to participate in this Plan in connection with such Employer's adoption of this Plan pursuant to the terms of
Article XV. Effective January 1, 1987, individuals who are both Employees and are employed by an entity that is not an Employer or a Related Employer and who are not directly compensated by an Employer shall not be Eligible Employees (e.g., Employees of Murphey Favre, Inc. who are also employed by and located in any office of First Federal Savings Bank of Idaho or Dollar Dry Dock Saving Bank of New York).

        2.19 ELIGIBLE SPOUSE. A Participant's legal spouse at the time of his Annuity Starting Date.

        2.20 EMPLOYEE. An employee of an Employer. In addition, the term "Employee" shall mean any leased employee (within the meaning of section 414(n)(2) of the Code) that section 414(n) of the Code requires the Employer to treat as an employee, but only to the extent coverage of such leased employee is necessary to maintain the qualification of the Plan. However, a person who is a nonresident alien who receives no earned income (within the meaning of section 911(d)(2) of the Code from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) shall not be considered an Employee.

        2.21 EMPLOYER. The Company, Washington Mutual Bank, Washington Mutual Bank FSB, Washington Mutual Bank, FA, Washington Mutual Insurance Services, WM Funds Distributors, Inc., Aristar Management Inc., WM Advisors, Inc., WM Fund Services, Inc., California Reconveyance Co., WM Financial Services, Inc., WM Shareholder Services, Inc., and any Related Employer which has adopted the Plan pursuant to the terms of Article .

        2.22 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

        2.23 HOUR OF SERVICE. Each hour for which the Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer or a Related Employer for the performance of duties or for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or leave of absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated), and each hour for which back pay, irrespective of mitigation of damages, has been awarded to the Employee or Participant or agreed to by an Employer. The number of Hours of Service to be credited to an Employee or Participant because of his being entitled to payment for reasons other than for the performance of duties shall be determined in accordance with section 2530.200b-2(b) of the Department of

Labor Regulations. Notwithstanding the preceding sentence, not more than 501 Hours of Service shall be credited to any Employee or Participant during any computation period for any single, continuous period during which the Employee or Participant performs no duties. In addition, an hour of service performed for a Related Employer during the time that (i) the Related Employer is a Related Employer and (ii) any other Related Employer maintains or adopts the Plan, that if performed for an Employer would be an Hour of Service, and any hour with respect to such a Related Employer that would be an Hour of Service if it were creditable pursuant to this Section with respect to an Employer shall be considered an Hour of Service performed for the Employer.

           (a) The Administration Committee shall credit Hours of Service with respect to any Employee or Participant in the following manner:

               (1) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer for the performance of duties shall be credited for the Plan Year in which the Employee performs the duties.

               (2) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or leave of absence) other than for the performance of duties shall be credited as follows:

                   (A) If payment for such Hours of Service is calculated on the basis of units of time (such as hours, days, weeks, or months), such Hours of Service shall be credited to the Plan Year(s) in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                   (B) If payment for such Hours of Service is not calculated on the basis of units of time, such Hours of Service shall be credited to the Plan Year in which the period during which no duties are performed occurs, or, if the period during which no duties are performed extends beyond one Plan Year, such Hours of Service shall be allocated between not more than the first two Plan Years on any reasonable basis which is consistently applied.

               (3) Hours of Service for which back pay has been awarded to an Employee or Participant or agreed to by an Employer shall be credited for the Plan Year(s) in which the award or the agreement pertains rather than for the Plan Year in which the award, agreement, or payment is made.

           (b) The Committee shall determine Hours of Service from records of hours worked and hours for which payment is made or due according to each Hour of Service actually completed by an Employee. However, in the event that actual Hours of Service cannot be determined from the Employer's records, the Employee shall be credited with Hours of Service pursuant to the elapsed time method specified in Treasury Regulation Section 1.410(a)-7.

           (c) Solely for purposes of determining whether an Employee or Participant has incurred a Break in Service under Section 3.2, an Employee or Participant shall be credited with eight hours for each day (to a maximum of 40 hours per week) that the Employee or Participant is on any unpaid Leave of Absence. In no event shall hours credited under the preceding sentence be counted as Hours of Service for purposes of computing a Participant's Vested Accrued Benefit or for purposes of determining whether a Participant is eligible to accrue a benefit for a Plan Year. In addition, an Employee or Participant who incurs a Parental Absence shall be treated as an Employee or Participant on an unpaid Leave of Absence for purposes of the first sentence of this paragraph; provided, however, that Hours of Service credited to an Employee or Participant as a result of a Parental Absence shall be credited only in the Plan Year in which such Parental Absence commences unless such Employee or Participant would not have incurred a Break in Service during such Plan Year without being credited with Hours of Service for such Parental Absence, in which case such Hours of Service shall be credited for the Plan Year immediately following the Plan Year in which the Parental Absence commences. The Hours of Service to be credited in connection with such Parental Absence shall be the Hours of Service that otherwise would normally have been credited to the Employee or Participant but for such absence or, in any case in which the Administration Committee is unable to determine the number of Hours of Service that would otherwise normally have been credited to such Employee or Participant, eight Hours of Service per day of absence, provided that the total number of hours so treated as Hours of Service for any period of Parental Absence shall not exceed 501 Hours of Service.

        2.24 LEAVE OF ABSENCE. Any period of absence from the active employment of an Employer specifically granted to the Employee in writing in accordance with a uniform policy, consistently applied, or military service under circumstance in which the Employee has reemployment rights under Federal law, subject to the following conditions:

           (a) Absence from the active Service of the Employer by reason of Leave of Absence granted by the Employer because of accident, illness, or military service or for any other reason granted by the Employer on the basis of a uniform policy applied without discrimination will not terminate an Employee's Service, provided he returns to the active employment of the Employer at or prior to the expiration of his leave, or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

           (b) Absence from the active Service of the Employer because of engagement in military service under circumstances in which the Employee has reemployment rights under Federal law will be considered a Leave of Absence granted by the Employer and will not terminate the Service of an Employee if he returns to the active employment of the Employer within 90 days from and after discharge or separation from such engagement or, if later, within the period of time during which he has re-employment rights under any applicable Federal law.

           (c) If any such Employee who is on Leave of Absence pursuant to paragraphs (a) or (b) above does not return to the active Service of the Employer at or prior to the expiration of his Leave of Absence, his Service will be considered terminated as of the date on which his Leave of Absence began; provided, however, that if such Employee is prevented from his timely return to the active employment of the Employer because of his permanent disability or his death, he shall be treated under the Plan as though he returned to active Service immediately preceding the date of his permanent disability or his death.

        2.25 LIMITATION YEAR. The 12 consecutive month period beginning on January 1 and ending on December 31.

        2.25A NORMAL RETIREMENT AGE. Age 65.

        2.26 NORMAL RETIREMENT BENEFIT. The sum of amounts credited to the Participant's Account pursuant to Section 5.1 as of his Normal Retirement Age. The amount of the Normal Retirement Benefit as of any date prior to Normal Retirement Age shall be determined by calculating the amount credited to a Participant's Account, plus interest credit adjustments from the date of determination until the Participant's Normal Retirement Age; provided that the rate of interest credit adjustments for all periods until the Participant's Normal Retirement Age is the rate of the Assumed Interest Credit in effect for the Plan Year for which the determination is being made.

        2.26A NORMAL RETIREMENT DATE. A Participant's 65th birthday.

        2.27 PARENTAL LEAVE. A period commencing on or after January 1, 1985, in which the Employee is absent from work immediately following his or her active employment because of the Employee's pregnancy, the birth of the Employee's child, or the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following that birth or placement.

        2.28 PARTICIPANT. Any person included in the participation of the Plan, as provided in Article III, including Participants who are former Employees.

        2.29 PLAN. The Washington Mutual, Inc. Cash Balance Pension Plan, as embodied herein and as amended from time to time.

        2.30 PLAN ENTRY DATE. Each January 1, April 1, July 1, and October 1.

             (a) However, the Plan Entry Date on which the following Eligible Employees may first enter the Plan shall be the dates specified below:

                  (1) Eligible Employees who were employed by Somers, Grove & Co., Inc. at the time it was acquired by WM Financial, Inc. may first enter the Plan January 1, 1987.

                  (2) Eligible Employees who are credited with Service for service with IPC Pension Services Company, Inc. of Alaska may first enter the Plan on July 1, 1988.

                  (3) Eligible Employees who are credited with Service for service with Columbia Federal Savings Bank may first enter the Plan on October 1, 1988.

                  (4) Eligible Employees who are credited with Service for service with Shoreline Federal Savings Bank may first enter the Plan on March 1, 1989.

                  (5) Eligible Employees who are credited with Service for service with Benefit Service Corporation (Tacoma) may first enter the Plan on January 1, 1991.

                  (6) Former employees of Old Stone Bank who are entitled hereunder to be credited with Service for service performed for Old Stone Bank may first enter the Plan on July 1, 1991.

                  (7) Eligible Employees who were employed by Frontier Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on June 22, 1990, may first enter the Plan on July 1, 1991.

                  (8) Eligible Employees who were employed by Williamsburg Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on October 1, 1990, may first enter the Plan on October 1, 1991.

                  (9) Eligible Employees who are credited with Service for service with Vancouver Federal Savings and Loan may first enter the Plan on October 1, 1991.

                  (10) Eligible Employees who are credited with Service for service with Sound Savings and Loan may first enter the Plan on January 1, 1992.

                  (11) Eligible Employees who are credited with Service for service with Great Northwest Bank may first enter the Plan on April 1, 1992.

                  (12) Eligible Employees who were employed by Crossland Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 9, 1991, may first enter the Plan on January 1, 1993.

                  (13) Eligible Employees who were employed by World Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on March 6, 1992, may first enter the Plan on April 1, 1993.

                  (14) Eligible Employees who are credited with Service for service with Pioneer Savings Bank may first enter the Plan on April 1, 1993.

                  (15) Eligible Employees who are credited with Service for service with Pacific First Financial Corporation, Pacific First Bank, a Federal Savings Bank or their affiliates ("Pacific First") may first enter the Plan on April 1, 1994.

                  (16) Eligible Employees who were employed by Great Western Bank at the time it was acquired by Pacific First may first enter the Plan on May 1, 1993.

                  (17) Eligible Employees who are credited with Service for service with Summit Savings and Loan may first enter the Plan on January 1, 1995.

                  (18) Eligible Employees who are credited with Service for service with Olympus Savings Bank may first enter the Plan on May 1, 1995.

                  (19) Eligible Employees who are credited with Service for service with Enterprise Bank may first enter the Plan on January 1, 1996.

                  (20) Eligible Employees who are credited with Service for service performed with Western Bank may first enter the Plan on February 1, 1996.

                  (21) Eligible Employees who are credited with Service for service with Utah Federal Savings Bank may first enter the Plan on January 1, 1997.

                  (22) Eligible Employees who are credited with Service for service with United Western Financial Group, Inc. or its affiliates may first enter the Plan on April 1, 1997.

                  (23) Eligible Employees who were employed by American Savings Bank, F.A. at the time it was acquired by the Company may first enter the Plan on January 1, 1998.

                  (24) Eligible Employees who were credited with Service for service with Great Western Financial Corporation may first enter the Plan on January 1, 1998.

                  2.31 PLAN YEAR. The 12 consecutive month period beginning on January 1 and ending on December 31 of each year.

                  2.32 PRIOR PLANS. The plans for which this Plan is a successor plan due to merger of such Prior Plan into this Plan, including the Pension Plan for Employees of Pacific First Bank and the Great Western Retirement Plan.

                  2.33 QUALIFIED DOMESTIC RELATIONS ORDER. An order entered on or after January 1, 1985, that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, does not require the Plan to provide increased benefits (determined on the basis of actuarial value), does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order, and that has the following characteristics:

           (a) A judgment, decree, or order (including one that approves a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is rendered under a state (within the meaning of section 7701(a)(10) of the Code) domestic relations law (including a community property law).

           (b) The order must clearly specify:

               (1) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

               (2) the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

               (3) the number of payments or payment period to which such order applies; and

               (4) specifically specifies that it is applicable with respect to this Plan.

           (c) In the case of any payment before a Participant has separated from Service, an order will not be treated as failing to be a Qualified Domestic Relations Order solely because such order requires the payment of benefits be made to an Alternate Payee:

               (1) in the case of any payment before a Participant has separated from Service, on or after the date on which the Participant is entitled to a distribution under the Plan or on or after the later of the date the Participant attains age 50 or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from Service,

               (2) as if the Participant had retired on the date on which payment is to commence under such order (taking into account only the present value of benefits actually accrued as of such date), and

               (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

           (d) In addition, the Administration Committee shall treat any order entered prior to January 1, 1985, as a Qualified Domestic Relations Order if the Committee is paying benefits pursuant to such order on such date, and the Committee may treat any other order entered prior to January 1, 1985, as a Qualified Domestic Relations Order even if such order does not satisfy the requirements of this Section.

        2.34 RE-EMPLOYED EMPLOYEE. An Employee who (i) previously separated from Service or service with a Related Employer with a nonforfeitable interest in his Accrued Benefit or (ii) previously separated from Service or service with a Related Employer without a nonforfeitable interest in his Accrued Benefit but who resumes Service or service with a Related Employer before his number of consecutive Breaks in Service equals or exceeds the greater of five or his number of Years of Vesting Service prior to his separation from Service or separation from service with a Related Employer.

        2.35 RELATED EMPLOYER. Any business entity that is, along with an Employer, (i) a member of a controlled group of corporations (as defined by section 414(b) of the Code, with such section being modified, for purposes of
Section 5.6, in accordance with section 415(h) of the Code), (ii) a member of a group of trades or businesses (whether or not incorporated) that are under common control (as defined bisection 414(c) of the Code, with such section being modified, for purposes of Section 5.6, in accordance with section 415(h) of the
Code), (iii) a member of an affiliated service group (as defined by section 414(m) of the Code), or (iv) any other entity described by Treasury Regulations promulgated under section 414(o) of the Code.

        2.36 REQUIRED COMMENCEMENT DATE. The April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the employee retires. However, for a Participant who is a 5% owner (as defined in section 416(d) of the Code) with respect to the Plan Year ending in the calendar year in which the employee attains age 70 1/2, the Required Commencement Date shall be April 1st of the calendar year following the calendar year in which the employee attains 70 1/2.

        2.37 SERVICE. Any period of time the Employee is employed by an Employer, including any period the Employee is on Leave of Absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. The Plan shall treat service of an Employee with a predecessor or Related Employer as Service with an Employer to the extent required by section 414(a) of the Code.

           (a) For all purposes other than determining Years of Benefit Service, Service shall also include the following:

               (1) Each Eligible Employee who was an employee with Somers, Grove & Co., Inc. on December 31, 1986, and at the time it was acquired by WM Financial, Inc. shall be credited with Service for years of service with Somers, Grove & Co., Inc.

               (2) Employees who were employed by Shoreline Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on May 2, 1988, shall be credited with up to five years of Service for service performed with Shoreline Federal Savings Bank.

               (3) Employees who were employed by Columbia Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on May 2, 1988, shall be credited with up to five years of Service for service performed with Columbia Federal Savings Bank.

               (4) Employees who were employed by IPC Pension Services, Inc. Corporation of Alaska at the time it was acquired by WM Financial, Inc. on May 17, 1988, shall be credited with up to five years of Service for service performed with IPC Pension Services, Inc. of Alaska.

               (5) Employees who were employed by Benefit Service Corporation (Tacoma) at the time it was acquired by WM Financial, Inc. shall be credited with up to five years of Service for service performed with Benefit Service Corporation (Tacoma).

               (6) Former employees of Old Stone Bank (i) employed in a "regular" position as defined by the Company (or the prior sponsor of the Plan) as of May 31, 1990, or (ii) originally employed in a "temporary" position as defined by the Company (or the prior sponsor of the Plan) as of May 31, 1990, and subsequently transferred to a "regular" position with the Company (or the prior sponsor of the Plan) shall be credited with Service for years of service with Old Stone Bank (or its predecessor) upon completion of one Year of Eligibility Service measured from May 31, 1990.

               (7) Employees who were employed by Vancouver Federal Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on August 1, 1991, shall be credited with up to five years of Service for service performed with Vancouver Federal Savings and Loan.

               (8) Employees who were employed by Sound Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on January 1, 1992, shall be credited with up to five years of Service for service performed with Sound Savings and Loan.

               (9) Employees who were employed by Great Northwest Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on April 1, 1992, shall be credited with up to five years of Service for service performed with Great Northwest Bank.

               (10) Employees who were employed by Pioneer Savings Bank at the time it was acquired by Washington Mutual Savings Bank on March 1, 1993, shall be credited with up to five years of Service for service performed with Pioneer Savings Bank.

               (11) Employees who were employed by Pacific First Financial Corporation, Pacific First Bank, a Federal Savings Bank or their affiliates (collectively, "Pacific First") and became Employees in connection with the acquisition of Pacific First by Washington Mutual, a Federal Savings Bank on April 1, 1993, and are Employees on April 1, 1994, shall be credited with up to five years of Service for service performed with Pacific First.

               (12) Employees who were employed by Great Western Bank at the time it was acquired by Pacific First shall be credited with up to five years of Service for service performed with Great Western Bank.

               (13) Employees who were employed by Summit Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 15, 1994, and who are employed by an Employer on November 15, 1995, shall be credited with up to five years of Service for service performed with Summit Savings and Loan that is in addition to Service credited pursuant to paragraph (b)(4) of this Section.

               (14) Employees who were employed by Olympus Savings Bank at the time it was acquired by Washington Mutual Federal Savings Bank on April 28, 1995, and who are employed by an Employer on April 29, 1996, shall be credited with up to five years of Service for service performed with Olympus Savings Bank.

               (15) Employees who were employed by Enterprise Bank at the time it was acquired by the Company on August 29, 1995, and who continue to be employed by an Employer thereafter, shall be credited with up to six years of Service for service performed with Enterprise Bank.

               (16) Employees who were employed by Western Bank at the time it was acquired by the Company on January 31, 1996, shall be credited with Service for service performed with Western Bank.

               (17) Employees who were employed by Utah Federal Savings Bank at the time it was acquired by the Company or by its affiliate shall be credited with Service for service performed with Utah Federal Savings Bank.

               (18) Employees who were employed by United Western Financial Group, Inc. at the time it was acquired by the Company or by its affiliate shall be credited with Service for service performed with United Western Financial Group, Inc. or its affiliates.

               (19) Employees who were employed by American Savings Bank, F.A. at the time it was acquired by the Company shall not be credited for Service for any service with American Savings Bank, F.A.

               (20) Employees who were employed by Great Western Financial Corporation at the time it was acquired by the Company shall be credited with Service for service performed with Great Western Financial Corporation.

               (21) Employees hired by the Company on or after July 21, 1998 and who were employed by H. F. Ahmanson and Company or one of its affiliates immediately prior to such hire shall be credited with Service for service performed with H. F. Ahmanson Company or its affiliates.

           (b) Solely for purposes of determining eligibility for participation under Article III, credit for Service shall be given as follows:

               (1) Service shall include service with IPC Pension Services Company, Inc. of Alaska, effective January 1, 1988.

               (2) Service shall include service with Shoreline Savings Bank, effective January 1, 1988.

               (3) Former employees of Old Stone Bank employed with the Washington Mutual Savings Bank in a "regular" position (as defined by the Company) as of

May 31, 1990, will be credited with Service for service performed with Old Stone Bank (or its predecessor). Former employees of Old Stone Bank employed with Washington Mutual Savings Bank in a "temporary" position (as defined by the Company) as of May 31, 1990, will be credited with Service for service performed with Old Stone Bank (or its predecessor) as of the date such employee transfers to a "regular" position with the Employer.

               (4) Employees who were employed by Summit Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 15, 1994, shall be credited with up to five years of Service for service performed with Summit Savings and Loan.

        2.38 TRUST. The trust related to the Plan, as it may be amended from time to time, to hold, administer, and invest the contributions made under the Plan, and all property of every kind held or acquired by the Trustee under the Trust Agreement.

        2.39 TRUST AGREEMENT. The instrument executed by the Company and the Trustee, as amended from time to time, fixing the rights and liabilities of each with respect to holding and administering the Trust for the purposes of the Plan.

        2.40 TRUSTEE, The trustee, trustees, or any successor trustee, appointed by the proper officers of the Company, acting at any time under the terms of the Trust Agreement, as amended from time to time.

        2.41 VALUATION DATE. The last day of the Plan Year. The Committee may also designate any additional date as a special Valuation Date.

        2.42 VESTED ACCRUED BENEFIT. The percentage of a Participant's Accrued Benefit to which he becomes entitled upon an event of distribution hereunder, determined in accordance with Article VI.

        2.43 VESTED ACCOUNT. The percentage of a Participant's Account to which he becomes entitled upon an event of distribution hereunder, determined in accordance with Article VI.

        2.44 YEAR OF BENEFIT SERVICE. A Plan Year during which a Participant who is an Employee (i) is credited with 1,000 Hours of Service, (ii) dies, (iii) becomes Disabled, (iv) retires from employment after his Normal Retirement Date, or (v) retires from employment after his Early Retirement Date.

        2.45 YEAR OF VESTING SERVICE. Any Plan Year during which a Participant completes at least 1,000 Hours of Service with the Employer or a Related Employer.

             (a) In the case of an Employee who separates from Service and who resumes employment with the Employer, but not as a Re-Employed Employee, Years of Vesting Service prior to his resumption of employment shall be disregarded.

             (b) If a Participant incurs five consecutive Breaks in Service, Years of Vesting Service after such Breaks in Service shall not increase the Participant's nonforfeitable percentage in his Accrued Benefit that accrued prior to such five consecutive Breaks in Service.



-----------------------------
End of Article II

                                   ARTICLE 3.

                                  PARTICIPATION

        3.1 ELIGIBILITY.

            (a) General. Each Eligible Employee who was a Participant in the Plan on the effective date of this amendment and restatement shall continue to be a Participant hereunder. Each other Eligible Employee may become a Participant in the Plan on the Plan Entry Date (if employed on that date) that coincides with or immediately follows the date upon which he completes one year of Eligibility Service.

            (b) Other Employees. Each Eligible Employee who (i) was an employee with Somers, Grove & Co., Inc., on December 31, 1986, and who had at least six months of service (as that term is defined in the former Somers, Grove & Co., Inc. 401(k) Savings Plan) on that date, or (ii) was a participant in said former 401(k) Plan of Somers, Grove & Co., Inc. on December 31, 1986, shall become a Participant on January 1, 1987.

        3.2 ELIGIBILITY SERVICE.

            (a) GENERAL. For purposes of determining an Employee's eligibility to participate in the Plan, except as provided in Section 3.2(b) below, an Employee shall be credited with one year of Eligibility Service at the end of an Eligibility Computation Period in which he completes 1,000 Hours of Service with the Employer or a Related Employer, provided that he remains an Eligible Employee on the Plan Entry Date that is coincident with or follows such Eligibility Computation Period.

            (b) AFTER SEPARATION FROM SERVICE. In the case of an Employee who separates from Service and who resumes Service, but not as a Re-Employed Employee, years or months of Eligibility Service credited to such Employee for Service performed prior to his resumption of Service shall be disregarded. For purposes of this Section, in the case of an Employee who separates from Service and who resumes Service, but not as a Re-Employed Employee, Employment Commencement Date shall mean the date on which an Employee first performs an Hour of Service for the Employer following the close of the last Plan Year in which the Employee incurred a Break in Service.

        3.3 PARTICIPATION - RE-EMPLOYED EMPLOYEES. In general, an Employee whose Service terminates and who is subsequently re-employed shall commence participation in accordance with the provisions of Sections 3.1 and 3.2. However, a Re-Employed Employee who is an Eligible Employee shall re-enter the Plan as a Participant:

            (a) If he was a Participant prior to his separation from Service, the day he performs his first Hour of Service as a result of his return to Service, or

            (b) If he was not a Participant prior to his separation from Service, on the later of (1) the first Plan Entry Date after he has completed the requisite Eligibility Service specified in Section 3.1 (counting any Service previously credited under Section 3.2(a) and not subsequently disregarded under Section 3.2(b), taking into account, where relevant, any prior Service, or (2) his reemployment commencement date.

        3.4 TRANSFER OF EMPLOYMENT BETWEEN EMPLOYERS. If a Participant enters directly into the employ of another Employer, he or she shall continue his or her participation hereunder. Such Participant shall receive credit for his or her aggregate service with all Employers, but employment by two or more Employers during the same period of time shall not result in the duplication of any such Service during a single period of time.

        3.5 EVENTS AFFECTING PARTICIPATION. An Employee's participation in the Plan shall end when he or she is no longer employed by an Employer unless he or she is entitled to either an immediate or a deferred pension under the Plan, in which case participation shall continue. Participation shall also continue while on approved leave of absence but no Service shall be earned for such period, except as otherwise specifically provided in the Plan.

        3.6 CHANGE OF EMPLOYMENT STATUS. In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the service requirements and would have otherwise previously become a Participant.


------------------------------
End of Article III

                                   ARTICLE 4.

                                  CONTRIBUTIONS


        4.1 FUNDING POLICY AND EMPLOYER CONTRIBUTIONS. The Administration Committee shall establish a funding policy for the Plan. Each Employer shall contribute to the Trust, in such manner and at such times as established by the Administration Committee, such amount as shall be necessary to satisfy such funding policy and to keep the Trust actuarially sound. All expenses that arise in connection with the administration of the Plan, including but not limited to premium payments to the Pension Benefit Guaranty Corporation, shall be paid out of the Trust to the extent the same are not paid by the Employers. Any forfeitures shall be used to reduce the Employers' contributions otherwise payable and to defray administrative expenses.

        4.2 RETURN OF CONTRIBUTIONS.

            (a) If all or part of an Employer's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction.

            (b) An Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

        4.3 PARTICIPANT CONTRIBUTIONS. No Participant contributions are required or permitted.


------------------------------
End of Article IV

                                   ARTICLE 5.

                               AMOUNT OF BENEFITS

        5.1 ACCOUNT CREDITS. Subject to the limitations in Section 5.7, Accounts shall be credited with the following amounts:


            (a) The Account of each Employee who was a Participant as of December 31, 1986, and who continues to participate in the Plan as amended and restated on and after January 1, 1987, shall be credited with a beginning pension credit, which is the conversion of such Employee's accrued benefits hereunder on December 31, 1986, to the present value lump sum thereof.

                  (1) Such conversion shall be based on the 1984-UP Mortality Table with an interest rate equal to the Pension Benefit Guaranty Corporation immediate and deferred annuity rates in effect for plan termination as of December 31, 1986.

                  (2) In calculating the beginning pension credit, the effect of a Participant's primary Social Security benefit, which is determined assuming that his compensation will continue until age 65 at the same rate as in effect at the time of his termination of employment with an Employer, shall be modified as appropriate according to the actual salary history that may be provided to the Administration Committee by the Participant. Each such Participant may elect for the Social Security offset of his benefit to be computed under the Plan's benefit formula on the basis of the Participant's actual salary history instead of estimated compensation.

            (b) The Account of each Employee who participated in a Prior Plan and who continues to participate in the Plan after both December 31, 1986, and the date the Prior Plan is merged into this Plan shall be credited with a beginning pension credit based on the actuarial conversion factors applied by the Administration Committee at the time of the merger of the Prior Plan.

            (c) The Account of each Participant who is credited with a Year of Benefit Service for a Plan Year beginning on or after January 1, 1987, shall be credited with the following amounts for the Plan Year:

                  (1) For Plan Years beginning prior to January 1, 1995, 3% of his Compensation for the Plan Year. For Plan Years beginning on or after January 1, 1995, each Participant's Account shall be credited with a percentage of his Compensation for the Plan Year, determined by the Participant's Years of Benefit Service, as follows:

                        YEARS OF                        PERCENT OF
                    BENEFIT SERVICE                    COMPENSATION
                    ---------------                    ------------
                    Less than 5                             2.5%
                    5, but less than 10                     3.0%
                    10 or more                              4.0%


                  However, the percentage of Compensation credited under this paragraph for Participants who began participation in the Plan prior to January 1, 1995, and have fewer than five Years of Benefit Service shall be 3.0%.

                  (2) The amount credited under paragraph (1) multiplied by one-half of the Assumed Interest Credit in effect for the Plan Year.

            (d) The sum of the Assumed Interest Credit multiplied by the Account balance at the beginning of each Plan Year.

            (e) For accounts merged for former Great Western Bank employees as of July 1, 1998, the amounts credited to accounts as detailed in Section 5.1(c)(2) and 5.1(d) shall be superseded by daily interest crediting. The amount credited to accounts each day shall be the Account value as of the preceding day multiplied by a rate equal to the Daily Interest Credit in effect for the Plan Year.

            (f) Commencing October 1, 1998, the amounts credited in Section 5.1(c) and 5.1(d) shall be superseded by the following credits. Each Participant who is paid Compensation during a payroll period shall be credited with a percentage of his Compensation for the payroll period as of the Allocation Date, determined by the Participant's Years of Benefit Service, as follows:

                         YEARS OF                       PERCENT OF
                    BENEFIT SERVICE                    COMPENSATION
                    ---------------                    ------------
                    Less than 5                             2.5%
                    5, but less than 10                     3.0%
                    10 or more                              4.0%

However, the percentage of Compensation credited under this paragraph for Participants who began participation in the Plan prior to January 1, 1995, and have fewer than five Years of Benefit Service shall be 3.0%. For the 1998 Plan Year, in no event shall a Participant receive credits to his Account in a percent lower that would have been credited to his account under the provision in effect prior to October 1, 1998. Each Account shall also be credited with daily interest crediting. The amount credited to accounts each day shall be the Account value as of the preceding day multiplied by a rate equal to the Daily Interest Credit in effect for the Plan Year.

        5.2 NORMAL RETIREMENT BENEFITS. For Plan Years beginning on or after January 1, 1987, any Participant who retires on his Normal Retirement Date may elect to receive his Vested

Accrued Benefit on that date. For Plan Years beginning prior to January 1, 1987, Plan benefits shall be determined according to the provisions of the Plan in effect in the year of his retirement or termination from Service.

        5.3 BENEFITS PRIOR TO NORMAL RETIREMENT. Any Participant who terminates Service in Plan Years beginning on or after January 1, 1987, but prior to his Normal Retirement Date, shall be entitled to receive his Vested Accrued Benefit at his Normal Retirement Date. In addition, at the election of the Participant and subject to the available forms and restrictions of Section 7.2, a distribution can be made to the participant as early as the Annuity Starting Date following termination of employment by submitting a written notice to the Administration Committee at least 30 days prior to his Annuity Starting Date. The single life annuity benefit payable to the Participant shall be determined as follows:

            (a) For distributions commencing on or after October 1, 1995, the Actuarial Equivalent of the Participant's Vested Account value; provided that this will not result in a decrease in the Participant's benefit as of September 30, 1995.

            (b) For distributions commencing prior to October 1, 1995, the participant's Accrued Benefit shall be reduced at a rate of 4% for each year (or fraction thereof) that the Annuity Starting Date precedes age 65.

        5.4 SPECIAL EARLY RETIREMENT BENEFITS. An "Eligible Participant" who terminates employment prior to age 65, but after attaining age 55 and accumulating ten Years of Vesting Service, may elect to begin receiving his monthly vested Normal Retirement Benefit as of the Annuity Starting date following the attainment of age 55 and accumulation of ten Years of Vesting Service by filing a written notice with the Administration Committee at least 30 days prior to his Annuity Starting Date.

            (a) An Eligible Participant's special early retirement benefit shall be equal to:

                  (1) The monthly Normal Retirement Benefit computed under
Section 5.2 with no actuarial reduction if such payment commences no earlier than age 62.

                  (2) If the early retirement benefit computed under this Section commences at an age earlier than 62, then such Participant's early retirement benefit shall be reduced at a rate of 4% per year (or a fraction thereof) that the Annuity Starting precedes age 62.

            (b) For purposes of this Section, an "Eligible Participant" is (i) any employee of Washington Mutual Savings Bank or Washington Mutual Insurance Services as of December 31, 1986, who is or would have been eligible as a Participant under the Plan on such date and who continues as a Participant thereafter.

            (c) Notwithstanding the provisions of this Section, effective October 1, 1995, the special early retirement benefit is eliminated with respect to future increases in Accrued Benefits. Unless otherwise provided herein, each "Eligible Participant's" special early retirement benefit will be the GREATER of (1) or (2) below (determined consistently with the fresh start option with extended wear-away described in Treas. Reg. Section 1.401(a)(4)-13(c)(4)):

                  (1) The Participant's Accrued Benefit determined without regard to the special early retirement benefit described in this Section, as applied to the Participant's total Years of Benefit Service taken into account under the Plan for the purposes of benefit accruals; OR

                  (2) The sum of:

                      (A) The Participant's Accrued Benefit as of September 30, 1995, including the value of the special early retirement benefit, (determined by reference to factors described in the "Early Retirement" Appendix to the
Plan) frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13, and

                      (B) The Participant's Accrued Benefit, determined without respect to the special early retirement benefit, attributable to Benefit Service on and after October 1, 1995.

        5.5 PRE-RETIREMENT DISTRIBUTION BENEFITS. A Participant (or an "Eligible Participant" under Section 5.4 who is not eligible for the special early retirement benefit thereunder) may elect to begin receiving his monthly vested Normal Retirement Benefit as of the Annuity Starting Date following termination of employment by filing a written notice to the Administration Committee at least 30 days prior to his Annuity Starting Date. Such Participant's monthly benefit shall be equal to the monthly Normal Retirement Benefit at age 65, reduced at a rate of 4% per year (or a fraction thereof) that the annuity Starting date precedes age 65.

        The foregoing notwithstanding, the provisions of this Section 5.5 shall be prospectively eliminated effective October 1, 1995. On and after October 1, 1995, the value of the pre-retirement distribution benefit, if any, shall be calculated in a manner similar to that set forth in Section 5.4(c).

        5.6 NONDUPLICATION OF BENEFITS. The benefits described in this Article are alternative benefits provided under the Plan, and the benefit under each Section hereof shall not be duplicated by the Participant's qualification for benefits under any other Section of this Article. In the event any part or all of a Participant's benefit is distributed to him and such Participant at any time thereafter resumes employment with the Employer, the subsequent benefit payable to such Participant shall be offset by the benefit attributable to such prior distribution.

        5.7 MAXIMUM BENEFIT LIMITATION.

            (a) BASIC LIMITATION. Subject to the adjustments hereinafter set forth, and in accordance with the provisions of section 415 of the Code, the maximum annual benefit on a straight life annuity basis accrued by, and payable to, a Participant shall not exceed the lesser of:

                  (1) $90,000; or

                  (2) 100% of the Participant's average earnings for the 3 consecutive calendar years during which he or she participated in the Plan and received the greatest aggregate earnings from his or her Employer.

            (b) ADJUSTMENTS TO THE LIMITATION. The limitation on the maximum benefit set forth in (a) shall be adjusted as follows:

                  (1) COST OF LIVING. The earnings limitation prescribed under
(a)(1) hereof shall be adjusted annually for increases in the cost of living, effective as of January 1 of each year, commencing January 1, 1988, with respect to Participants who have retired or whose service has otherwise terminated, in accordance with regulations issued by the Secretary of the Treasury pursuant to the provisions of section 415(d) of the Code.

                  (2) ANCILLARY BENEFITS. The limitation prescribed in (a) shall be actuarially adjusted in accordance with regulations issued by the Secretary of the Treasury pursuant to the provisions of section 415(b) of the Code to reflect forms of payment other than a life annuity; provided, however, that for purposes of this Paragraph, the value of any qualified joint and survivor annuity, to the extent it exceeds the sum of a straight life annuity beginning on the same date and any post-retirement death benefits which would be payable even if the annuity was not in the form of a joint and survivor annuity, the value of any ancillary benefits not directly related to retirement income benefits, and the value of any benefits attributable to post-retirement cost of living increases (to the extent that such increases are in accordance with Paragraph (1) hereof), shall not be taken into account. The interest rate assumption used in adjusting any benefit hereunder shall be 5% or, if greater, the rate used in the Plan to determine the Actuarial Equivalent of the particular form of benefit paid.

                  (3) PAYMENT PRIOR TO SOCIAL SECURITY RETIREMENT AGE. In the event the Participant reaches his or her Annuity Starting Date before Social Security Retirement Age, the dollar limitation prescribed by (a)(1) shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of $90,000, multiplied by the Adjustment Factor (as defined below in Section 5.7(l)), as prescribed by the Secretary of the Treasury under section 415 of the Code, which is incorporated herein by this reference, beginning at the Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                  (4) PAYMENT AFTER SOCIAL SECURITY RETIREMENT AGE. In the event the Participant reaches his or her Annuity Starting Date after his or her Social Security Retirement Age, the dollar limitation prescribed by (a)(1) shall be adjusted so that it is the Actuarial Equivalent of a benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the Adjustment Factor as provided by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of 5% per year.

            (c) BENEFITS NOT IN EXCESS OF $10,000. The limitation of (a) hereof shall not apply to any Participant who has not at any time participated in a qualified defined contribution plan maintained by an Employer if his or her total annual retirement benefit computed in accordance with (a) and (b) is not in excess of $10,000 in any year; provided, however, that if a Participant has completed less than 10 years of service with an Employer, the $10,000 limitation shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of service (or parts thereof), and the denominator of which is ten.

            (d) LESS THAN 10 YEARS OF SERVICE. If a Participant has completed less than 10 years of service with an Employer, the earnings limitation prescribed under Section (a)(2) and the dollar amount in (c) hereof shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of service (or part thereof), and the denominator of which is ten.

            (e) LESS THAN 10 YEARS OF PARTICIPATION. If a Participant has completed less than 10 years of participation, the Participant's accrued benefit shall not exceed the dollar limitation prescribed under (a)(1) hereof as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten.

            (f) LIMITATION FOR PARTICIPANTS IN A COMBINATION OF PLANS. In the case of a Participant who participates in this Plan and a qualified defined contribution plan maintained by an Employer, the sum of the defined contribution plan fraction (as defined in section 415(e)(3) of the Code which is incorporated herein by this reference) and the defined benefit plan fraction (as defined in section 415(e)(2) of the Code which is incorporated herein by this reference) in any year shall not exceed 1.0. Notwithstanding the foregoing, this Section 5.7(f) shall be inapplicable for any limitation year beginning on or after January 1, 1999.

            (g) PRECLUSION OF EXCESS BENEFITS. In the event that the benefits payable hereunder in any year would, but for this Section 5.7, be in excess of the maximum annual benefit permissible under (a) through (e) hereof, the benefits otherwise payable in such year shall be reduced or frozen to an amount equal to the maximum annual benefit applicable to such year. If the combination limitation prescribed under (f) would, but for this Section 5.7, be exceeded in any year then, prior to making any adjustment in the defined contribution plan, the benefit payable hereunder shall be reduced or frozen to the extent necessary to meet the limitation in the particular year.

            (h) AGGREGATION OF PLANS. For purposes of this Section, all qualified defined benefit plans maintained by an Employer shall be treated as a single plan, and all qualified defined contribution plans maintained by an Employer shall be treated as a single plan.

            (i) EMPLOYER. For purposes of this Section, the term "Employer" shall include any Related Employer.

            (j) EARNINGS. For purposes of this Section, the term "earnings" with respect to any Participant shall mean the Participant's compensation as determined under section 415(c)(3) of the Code.

            (k) PROTECTION OF CURRENT ACCRUED BENEFIT. If the current accrued benefit of an individual who was a Participant of a Prior Plan as of the first day of the limitation year (the calendar year) beginning on January 1, 1987, exceeds the benefit limitations under section 415(b) of the Code (as modified by this Section 5.7), then for purposes of sections 415(b) and (e) of the Code, the dollar limitation set forth in (a)(1) above with respect to such individual shall be equal to the current accrued benefit. For purposes of the preceding sentence, "current accrued benefit" means a Participant's accrued benefit under the Plan or a Prior Plan, determined as if the Participant had separated from service as of the close of the last limitation year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of section 415(b)(2) of the Code. In determining the amount of a Participant's current accrued benefit, the following shall be disregarded:

                  (1) any change in the terms and conditions of a Prior Plan after May 5, 1986; and

                  (2) any cost of living adjustment occurring after May 5, 1986.

                  (l) ADJUSTMENT FACTOR. For purposes of this Section, the term "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary of the Treasury shall prescribe.

        5.8 PROTECTION OF BENEFIT ACCRUALS. In no event shall any Participant who is employed by an Employer on January 1, 1989, have an Accrued Benefit less than the Accrued Benefit on December 31, 1988, including timing and form of such benefit. The Accrued Benefit for all Participants who were employed on January 1, 1989, and who thereafter terminated employment or retired shall be recomputed, and the recomputed Pension amount shall begin to be paid to such retired Participants whose Pension is in pay status, as soon as administratively practical.

------------------------------
End of Article V

                                   ARTICLE 6.

                            ELIGIBILITY FOR BENEFITS


        6.1 NORMAL RETIREMENT. A Participant who retires on or after his Normal Retirement date shall be entitled to receive a 100% Vested Accrued Benefit. A Participant who remains in the Service of the Employer after his Normal Retirement Date shall continue to accrue benefits hereunder until the date of his actual retirement. Upon termination of Service, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date prior to or coincident with the date of distribution.

        6.2 EARLY RETIREMENT. Each Participant who has one Year of Service and has attained the age 55 while employed shall become 100% vested in his Accrued Benefit. A Participant who has attained his Early Retirement Date may elect to remain in the Service of the Employer and continue to accrue benefits hereunder until the date of his actual retirement; provided, however, that attainment of his Normal Retirement Date shall not increase the portion of his Accrued Benefit that is otherwise vested under the provisions of this Article. Upon termination of Service, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date prior to or coincident with the date of distribution.

        6.3 DISABILITY. A Participant who becomes Disabled shall be fully vested in his Accrued Benefit, determined as of the Valuation Date coincident with or immediately preceding the date of distribution.

        6.4 DEATH. Upon the death of a Participant, he shall become fully vested in his Accrued Benefit, determined as of the Valuation Date coincident with or immediately preceding the date of distribution.

        6.5 TERMINATION OF SERVICE PRIOR TO NORMAL RETIREMENT DATE. The value of a Participant's Accrued Benefit shall be determined as of the Valuation Date coincident with or immediately preceding the date payment of the Accrued Benefit commences. Except as provided in Section 6.6, a Participant's nonforfeitable right to a percentage of his Accrued Benefit upon termination of Service for any reason before his Normal Retirement Date (except death or Disability) shall be based upon his Years of Vesting Service in accordance with the following schedule:

                         YEARS OF                             PERCENT
                      VESTING SERVICE                          VESTED
                      ---------------                         -------
                      Less than 2                                0%
                      2                                         25%
                      3                                         50%
                      4                                         75%
                      5 or more                                100%

        Provided, however, that if a Participant or Former Participant has engaged in "dishonesty", the determination of his Vested Accrued Benefit shall not be made in accordance with the above schedule. Instead, his Accrued Benefit shall become fully vested only after he has completed five Years of Vesting Service. If he terminates prior to completing five Years of Vesting Service, his Accrued Benefit derived from Employer Contributions shall be treated as a Forfeiture. For purposes of this Section, "dishonesty" means that the Participant has engaged in acts of fraud, embezzlement, theft or any other crime of moral turpitude or has otherwise been dishonest in his relationship with the Employer (without necessity of formal criminal proceedings being initiated against him) and his employment terminated by either discharge or resignation, as determined by the Administration Committee. This provision shall be applicable effective January 1, 1996, to any Employee who has been credited with fewer than three Years of Vesting Service as of December 31, 1995, or who first becomes employed by an Employer on or after January 1, 1996.

        The foregoing notwithstanding, the nonforfeitable right of a Participant to any portion of the Participant's Account which was merged into the Plan upon the merger of the Great Western Retirement Plan into the Plan shall be based upon the following schedule:

                         YEARS OF                            PERCENT
                      VESTING SERVICE                         VESTED
                      ---------------                        -------
                      Less than 5                                0%
                      5 or more                                100%

        6.6 FORFEITURE OCCURS AND RESTORATION OF NON-VESTED ACCRUED BENEFIT.

            (a) FORFEITURE OCCURS. A Forfeiture of a Participant's Accrued Benefit shall occur as of the earlier of (i) in the case where the Participant does not receive a distribution of his entire Vested Accrued Benefit (or receives it after the close of the second Plan Year following his termination of Service), on the last day of the Plan Year in which the Participant first incurs five consecutive Breaks in Service as the result of the termination of his Service or (ii) immediately upon receipt of his distribution if the Participant receives a distribution of his entire Vested Accrued Benefit (including a deemed cash out of $0) as the result of his termination of Service (provided such distribution, if any, is made not later than the close of the second Plan Year following the Participant's termination of Service). If only one of the events identified in the preceding sentence occurs, the event that occurs shall be deemed the first to occur. The Committee shall determine a Participant's Forfeiture, if any, solely by reference to the vesting schedule of Section 6.5.

            (b) RESTORATION OF NON-VESTED ACCRUED BENEFIT. If an Eligible Employee incurs a Forfeiture by reason of Section 6.5(a)(ii) and returns to Service prior to incurring five consecutive Breaks in Service, he may elect to have the amount of the Forfeiture restored upon becoming a Participant. The Participant may exercise this option by repaying in full the benefit previously received, with interest thereon at the maximum rate determined in accordance with section 411(c)(2)(C) of the Code, compounded annually from the date of receipt, prior to the earlier of (1) the Plan's termination, or (2) the lapse of five years following the Participant's reemployment by the Employer or a Related Employer (provided that the Participant must be an Employee at the time of repayment). If the Participant received a deemed cash-out of $0, he shall be deemed to have repaid the distribution upon reemployment. The Committee shall give timely notice to any rehired Employee, if such Employee is eligible to make a repayment, of his right to make such repayment before the expiration of the periods of the occurrence of the events specified above, and such notice shall also include an explanation of the consequences of not making such repayment.

        6.7 TERMINATION OR PARTIAL TERMINATION. Notwithstanding any other provision in this Plan, in the event of a termination or partial termination of the Plan, all affected Participants shall have a fully vested interest in their Accrued Benefit determined as of the date of such event. The value of the Accrued Benefit shall be determined on the date the Accrued Benefit becomes fully vested, as if such date was the Valuation Date for the Limitation Year in which the termination or partial termination occurs. The Committee shall interpret and administer this Section in accord with the intent and scope of the Treasury regulations promulgated under section 411(d)(3) of the Code.


--------------------------
End of Article VI

                                   ARTICLE 7.

                     TIME AND METHOD OF PAYMENT OF BENEFITS


        7.1 TIME OF PAYMENT.

            (a) RETIREMENT. In the event of early or normal retirement, within the meaning of Section 6.1 hereof, payment of a Participant's Vested Accrued Benefit shall commence as soon as administratively feasible after the Valuation Date that coincides with or next follows the date that the Participant terminates Service, unless the Participant elects to defer payment (subject to the restrictions of 7.4).

            (b) DEATH OR DISABILITY. In the event of death or Disability, except in the case of a distribution deferred pursuant to Section 7.4, payment of the Participant's Vested Accrued Benefit shall commence as soon as administratively feasible after the Valuation Date that coincides with or next follows death or the determination by the Administration Committee that the Participant is Disabled. Notwithstanding these provisions, in the event of the death of a Participant in which his spouse is named as his Beneficiary, payment shall commence at such time as requested by said spouse in accordance with Section 7.4(b), or, in the event of Disability, the time REQUESTED by the Participant.

            (c) OTHER TERMINATION OF SERVICE. Upon a Participant's termination of Service for any reason other than retirement, Disability, or death, the Trustee shall generally hold the Participant's Vested Accrued Benefit in Trust until the Participant's Normal Retirement Date, at which time the Trustee shall commence distribution of the Participant's Vested Accrued Benefit in accordance with the provisions of Section 7.1(a). However, a Participant may obtain earlier distribution of his Vested Accrued Benefit in accordance with Section 7.4.

            (d) LIMITATION ON TIME OF PAYMENT. Notwithstanding any contrary provisions in the Plan, and unless the Participant otherwise elects, the Trustee shall commence distribution of the Participant's Vested Accrued Benefit not later than 60 days after the close of the Plan Year in which the latest occurs:
(i) the Participant's Normal Retirement age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; and (iii) the date the Participant terminates Service with his Employer.

                  (1) Notwithstanding the provisions above to the contrary, the Vested Accrued Benefit of each Participant (i) shall be distributed to such Participant not later than the Required Commencement Date or (ii) shall be distributed, commencing not later than the Required Commencement Date, in accordance with Treasury regulations, over the life of such Participant or over the lives of such Participant and his Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary). If distributions under the Plan have commenced with respect to a Participant and the Participant dies before his entire interest has been distributed to him but after his Required Commencement Date (except in the case of certain annuities under Prop. Treas. Reg. Section 1.401(a)(9)-1 B-5(b), or its successor, in which case the Participant could have died before or after his Required Commencement Date), the remaining portion of such interest shall be distributed at least as rapidly as such interest would have been distributed to him under the method of distribution in effect under the immediately preceding sentence at the Participant's death.

                  (2) If the Participant dies before the distribution of his interest has commenced in accordance with (ii) of the first sentence of the above paragraph, or, except as provided above, if distribution of the Participant's interest has commenced but the Participant dies prior to his Required Commencement Date, then, except as provided below, his entire interest shall be distributed to his Beneficiary by December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death. Notwithstanding the preceding sentence, unless the designated Beneficiary elects to receive payments under the preceding sentence, if any portion of the Participant's interest is payable to (or for the benefit of) a designated Beneficiary, then such portion shall be distributed in accordance with Treasury regulations over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary, commencing not later than December 31 of the calendar year immediately following the calendar year in which the Participant died. Notwithstanding the required commencement date in the preceding sentence, if the designated Beneficiary is the surviving spouse of the Participant, the deceased Participant's interest shall be distributed or commence to be distributed to such surviving spouse on or before the later of the following: (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2. However, if the surviving spouse dies before the distributions to such spouse commence (or before such distributions are deemed to commence under Prop. Treas. Reg. Section 1.401(a)(9)-1, C-6, or its successor), the distribution of the interest of the deceased Participant shall be made over such period, and shall begin at such time, as would be required under the above rules, as if the surviving spouse were the Participant. In applying this rule, the date of death of the surviving spouse shall be substituted for the date of death of the Participant. However, in such case, the special surviving spouse death distribution rules are not available to the surviving spouse of the deceased Participant's surviving spouse. For purposes of this Section, except in the case of a life annuity, the life expectancy of the Participant and his spouse may be redetermined but not more frequently than annually. In addition, pursuant to regulations prescribed by the Secretary of the Treasury, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse of the Participant if such amount will become payable to the surviving spouse upon such child's attainment of majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury). For the purposes of this paragraph, the term "Beneficiary" shall only include individuals. Notwithstanding the foregoing provisions of this paragraph, nothing in this paragraph shall permit any Participant or Beneficiary to elect any form of distribution not otherwise expressly permitted under this Plan; but rather, the Committee may at any time modify any form of the distribution elected by a Participant or Beneficiary to ensure compliance with this paragraph.

                  (3) In addition to the above rules, any payments payable to the Participant or his Beneficiary must also satisfy the minimum incidental death benefit rules of the Treasury regulations promulgated under section 401(a)(9) of the Code. Payments in the form of a life annuity for the life of the Participant, or payments in the form of a qualified joint and survivor annuity for the joint lives of the Participant and his spouse, shall automatically satisfy these rules.

                  (4) Rules that are similar to the above rules shall apply in the case that benefits are provided through an annuity contract.

                  (5) Notwithstanding any other provision herein to the contrary, distributions hereunder will be made in accordance with the Treasury Regulations promulgated under section 401(a)(9) of the Code, including Treas. Reg. Section 1.401(a)(9)-2, including any grandfather or transitional rules thereunder. Furthermore, any provisions contained herein which reflect section 401(a)(9) of the Code shall override any distribution options in the Plan inconsistent therewith.

        7.2 METHOD OF PAYMENT. The Trustee, in accord with the direction of the Administration Committee, shall make payment of the Participant's benefit in accordance with this section at the time of distribution. Except as provided in
Section 7.5 for certain former participants in the Pension Plan for Employees for Pacific First Bank or in Section 7.6 for certain former participants in the Great Western Retirement Plan, benefits will be paid in the form of an annuity described in Section 7.3, unless the Participant makes an election pursuant to
Section 7.3 of one of the following forms of payment:

            (a) This Section 7.2(a) applies to distributions made on or after January 1, 1993. Notwithstanding any contrary provision of the Plan that would otherwise limit a distributee's election under this Section 7.2(a), a distributee may elect at the time and in the manner prescribed by the Administration Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The terms used in this Section 7.2(a) are defined as follows:

                  (1) ELIGIBLE ROLLOVER DISTRIBUTION. Any distribution of all or any portion of the Participant's Vested Account value as of the date of distribution, except that it does not include:

                      (A) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more.

                      (B) Any distribution to the extent it is required under
section 401(a)(9) of the Code.

                      (C) The portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                  (2) ELIGIBLE RETIREMENT PLAN.

                      (A) An individual retirement account described in section 408(a) of the Code.

                      (B) An individual retirement annuity described in section 408(b) of the Code.

                      (C) An annuity plan described in section 403(a) of the Code.

                      (D) A qualified trust described in section 401(a) of the Code that accepts the distributee's eligible rollover distribution.

                      (E) However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) DISTRIBUTEE. A Participant of Former Participant, his surviving spouse, or his spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order.

                  (4) DIRECT ROLLOVER. A payment by the Plan to the eligible retirement plan specified by the distributee.

            (b) By payment in a single lump sum payment equal to the greater of:

                  (1) the Actuarial Equivalent of the Participant's Vested Accrued Benefit as of the date the distribution commences, determined in accordance with section 417(e) of the Code based on the interest rate and Applicable Mortality Table described in Section 2.3 (Actuarial Equivalent); or

                  (2) the Participant's Vested Account value as of the date the distribution commences.

        7.3 QUALIFIED JOINT AND SURVIVOR ANNUITY AND QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A Qualified Joint and Survivor Annuity (herein so called) is
(i) an annuity for the life of the Participant with a survivor annuity for the life of the Eligible Spouse equal to 50% of the amount of the annuity which is payable during the joint lives of the Participant and his Eligible Spouse, and which is the Actuarial Equivalent of the Participant's Vested Account value as of the date of distribution, or (ii) if the Participant does not have an Eligible Spouse on his Annuity Starting Date, a single life annuity equal to the Actuarial Equivalent of the Participant's Vested Account value as of the date of distribution. Alternatively, a Participant may elect to receive a 100% Joint and Survivor Annuity (herein so called) with a survivor annuity for the life of the Eligible Spouse equal to 100% of the amount of the annuity which is payable during the joint lives of the Participant and his Eligible Spouse, and which is the Actuarial Equivalent of the Participant's Vested Account value as of the date of distribution.

If the Participant dies before his Annuity Starting Date, the Participant's Vested Account value shall be paid in the form of a Qualified Preretirement Survivor Annuity to his surviving Eligible Spouse. A Qualified Preretirement Survivor Annuity (herein so called) is an annuity for the life of the surviving Eligible Spouse that is the Actuarial Equivalent of the Vested Account value of the Participant as of the date of his death.

            (a) A Participant may elect at any time during the application election period to waive the Qualified Joint and Survivor Annuity in favor of a single life annuity, or one of the optional forms given in Section 7.2, and may revoke such election at any time during the applicable election period, provided that, for the election to be effective:

                  (1) The Participant's Eligible Spouse must consent in writing to such election, such Eligible Spouse's consent must acknowledge the effect of such election, and her signature must be witnessed by a Plan representative or notary public (or it must be established to the satisfaction of a Plan representative that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe).

                  (2) The Plan must provide to each Participant, within a reasonable period of time before the Annuity Starting Date and also within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, a written explanation of:

                      (A) The terms and conditions of the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity.

                      (B) The Participant's right to make, and the effect of, an election to waive or modify the Joint and Survivor Annuity payment method, and the right to make, and the effect of, a revocation of such payment method.

                      (C) The rights of the Participant's Eligible Spouse under a Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity.

        In the case of a Participant who terminates employment before age 32, in lieu of providing the foregoing written explanation during the period between the Participant's age 32 and 35 as provided above, the written explanation shall be provided within one year after such termination. In the case of an Employee who becomes a Participant after age 32, in lieu of providing the foregoing written explanation during the period between the Participant's age 32 and 35 as provided above, the explanation shall be provided by the end of the three year period beginning with the first day of the Plan year in which the Employee becomes a Participant.

            (b) For purposes of this Section, the "applicable election period" is the 90 day period ending on the Annuity Starting Date.

            (c) In the case of a married Participant who elects a life annuity form of benefits and dies prior to his Annuity Starting Date, such that the Participant's surviving Eligible Spouse shall receive a Qualified Preretirement Survivor Annuity pursuant to this Section, the Eligible Spouse may elect in writing to waive such survivor annuity in favor of a single lump-sum payment equal to the lump-sum amount as of the Participant's date of death calculated according to Section 7.2(b).

        7.4 INVOLUNTARY CASH-OUT AND ELECTIVE PAYMENTS. Notwithstanding the provisions of this Article, if a Participant's Vested Account value does not exceed $5,000 at the time he would be eligible to receive a distribution due to termination of Service (adjusted for any prior distributions), the Administration Committee shall direct the Trustee to distribute the Participant's Vested Account value (including a deemed distribution of $0.00) to the Participant or his Beneficiary in a lump sum as soon as administratively feasible following the Valuation Date that coincides with or next follows the Participant's termination of Service. If value of the Participant's Vested Account value exceeds $5,000 (adjusted for any prior distributions), a Plan distribution generally may not occur before the Participant's Normal Retirement Date (except in the case of death) unless he files a written request with the Committee for the payment of his Vested Account value.

            (a) A Participant may receive a distribution of his Vested Account value that exceeds $5,000 (adjusted for any prior distributions) by filing a request with the Committee for payment to be made as soon as administratively feasible after the Valuation Date following the Committee's receipt of said request. In connection with such request, the Committee shall provide the Participant with written notice of his right to consent to such distribution, as required under the Code, no more than 90 days prior to the date the distribution is made.

            (b) Upon the Participant's death after termination of Service, payment of his Vested Account value shall be made in accordance with Section 7.1(b).

        7.5 PACIFIC FIRST BANK PLAN FORMS OF PAYMENT. Notwithstanding the methods of payment generally available to Participants hereunder, certain individuals who were participants in the Pension Plan for Employees of Pacific First Bank (the "PFB Plan") at the time it was merged into this Plan are subject to the following restrictions and protections.

            (a) All individuals who are inactive participants in the PFB Plan on March 31, 1994, but have not yet begun to receive benefits thereunder, may only elect to receive payment of benefits in a form available under the PFB Plan on March 31, 1994.

            (b) All individuals who have begun to receive benefits under the PFB Plan on or before March 31, 1994, shall continue to receive benefits under the terms of the PFB Plan on March 31, 1994.

            (c) All benefits and forms of benefits provided in the PFB Plan that are required to be protected under section 411(d)(6) of the Code shall be maintained under the Plan with respect to benefits accrued under the PFB Plan prior to April 1, 1994.

            (d) Benefits payable under the Plan to individuals who were participants under the PFB Plan shall be the greater of (i) a Participant's beginning benefit stated under the Plan on April 1, 1994, plus benefits accrued under the Plan on and after April 1, 1994, and (ii) the normal retirement benefit payable under the PFB Plan prior to April 1, 1994, or its equivalent as paid in the form elected by the participant under the Plan.

        7.6 GREAT WESTERN RETIREMENT PLAN FORMS OF PAYMENT. Notwithstanding the methods of payments generally available to participants hereunder, certain individuals who were participants in the Great Western Retirement Plan at the time it was merged into this Plan are subject to the following restrictions and protections.

            (a) All individuals who are inactive participants in the Great Western Retirement Plan at the time the Great Western Retirement Plan is merged into the Plan (the "Merger Date") but have not yet begun to receive benefits thereunder, may only elect to receive benefit payments in a form available under the Great Western Retirement Plan as of the Merger Date of such merger.

            (b) All individuals who have begun to receive benefits under the Great Western Retirement Plan before the Merger Date shall continue to receive benefits under the terms of the Great Western Retirement Plan as in effect immediately prior to the Merger Date.

            (c) All benefits and forms of benefits provided in the Great Western Retirement Plan that are required to be protected under section 411(d)(6) of the Code shall be maintained under the Plan with respect to participants who are employed by the Company as of the Merger Date and have a benefit under the Plan attributable to the merger of the Great Western Retirement Plan with the Plan

            (d) Benefits payable under the Plan to individuals who were participants under the Great Western Retirement Plan shall be the greater of (i) a Participant's beginning benefit stated under the Plan as of the Merger Date plus benefits accrued under the Plan subsequent to the Merger Date, and (ii) the normal retirement benefit payable under the Great Western Retirement Plan immediately prior to the Merger Date (or its equivalent as paid in the form elected by the Participant under the Plan).

------------------------------
End of Article VII

                                   ARTICLE 8.

                              TOP-HEAVY PROVISIONS


        8.1 GENERAL RULE. The Plan shall meet the requirements of this Article in the event that the Plan is or becomes a Top-Heavy Plan.

        8.2 TOP-HEAVY PLAN.

            (a) BASIC DEFINITION. Subject to the aggregation rules set forth in Paragraph (b), the Plan shall be considered a Top-Heavy Plan pursuant to Section 416(g) of the Code in any Plan Year if, as of the Determination Date, the present value of the cumulative Accrued Benefits of all Key Employees of the Employer exceeds sixty percent of the present value of the cumulative Accrued Benefits of all of the Employees of the Employer as of such Date, taking into account in computing the ratio any distributions made during the five consecutive Plan Year period ending on the Determination Date. For purposes of making such determination, the Accrued Benefit of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code. Notwithstanding the foregoing, former Key Employees and any Employee who has not performed services for the Employer during the five consecutive Plan Year period ending on the Determination Date, shall be excluded from the above ratio. For purposes of the above ratio, the present value of a Key Employee's Accrued Benefit shall be counted only once each Plan Year, notwithstanding the fact that an individual may be considered a Key Employee for more than one reason in any Plan Year.

            (b) AGGREGATION WITH OTHER PLANS. For purposes of determining whether the Plan is a Top-Heavy Plan and for purposes of meeting the requirements of this Article 14, the Plan shall be aggregated with other qualified plans in a Required Aggregation Group and may be aggregated with other qualified plans in a Permissive Aggregation Group. If such Required Aggregation Group is Top-Heavy, this Plan shall be considered a Top-Heavy Plan. If such Permissive Aggregation Group is not Top-Heavy, this Plan shall not be a Top-Heavy Plan.

        8.3 DEFINITIONS. For purpose of determining whether the Plan is Top-Heavy, the following definitions shall be applicable:

            (a) DETERMINATION AND VALUATION DATES. The term "Determination Date" shall mean, in the case of any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of the Plan, the term "Determination Date" shall mean the last day of such Plan Year. The amount of an individual's Accrued Benefit and the present value thereof shall be determined as of the Valuation Date. The term "Valuation Date" means the valuation date for minimum funding purposes under the Plan which is within the twelve-month period ending on the Determination Date, regardless of whether a valuation for minimum funding purposes is performed that year.

            (b) KEY EMPLOYEE. The term "Key Employee" shall mean an individual described in section 416(i) of the Code which is incorporated herein by this reference.

            (c) NON-KEY EMPLOYEE. The term "Non-Key Employee" shall mean any Employee who is not a Key Employee.

            (d) BENEFICIARY. Whenever the term "Key Employee," "former Key Employee," or "Non-Key Employee" is used herein, it includes the beneficiary or beneficiaries of such individual. If an individual is a Key Employee by reason of the foregoing sentence as well as a Key Employee in his own right, both the present value of his or her inherited Accrued Benefit and the present value of his or her own Accrued Benefit will be considered his or her Accrued Benefit for purposes of determining whether the Plan is a Top-Heavy Plan.

            (e) COMPENSATION. The term "Compensation" in this Article shall mean compensation as defined in section 416(i)(1)(D) of the Code.

            (f) REQUIRED AGGREGATION GROUP. The term "Required Aggregation Group" shall mean all other qualified defined benefit and defined contribution plans maintained by the Employer in which a Key Employee participates, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code.

            (g) PERMISSIVE AGGREGATION GROUP. The term "Permissive Aggregation Group" shall mean all other qualified defined benefit and defined contribution plans maintained by the Employer that meet the requirements of sections 401(a)(4) and 410 of the Code when considered with a Required Aggregation Group.

            (h) EMPLOYER. For purposes of determining whether the Plan is a Top-Heavy Plan, the term "Employer" shall mean the Company and any entity required to be aggregated with the Company pursuant to section 414(b), (c), or
(m) of the Code; provided that for purposes of section 416(i)(1)(A) of the Code, ownership percentages shall be determined separately with respect to each entity that would otherwise be aggregated under section 414(b), (c), or (m) of the Code.

        8.4 REQUIREMENTS APPLICABLE IF PLAN IS TOP-HEAVY. In the event the Plan is determined to be Top-Heavy for any Plan Year, the following requirements shall be applicable.

            (a) MINIMUM BENEFITS. The minimum Accrued Benefit derived from Employer contributions to be provided under this Section for each Non-Key Employee who is a Participant during a Top-Heavy Plan Year shall equal the product of (1) the Participant's Compensation averaged over the five consecutive Limitation Years (or actual number of Limitation Years, if less) which produce the highest average and (2) the lesser of (i) 2% multiplied by Year of Benefit Service or (ii) 20%.

        For purposes of providing the minimum benefit under section 416 of the Code, a Non-Key Employee who is not a Participant solely because his Compensation is below a stated amount will be considered to be a Participant. Furthermore, such minimum benefit shall be provided regardless of whether such Non-Key Employee is employed on a specified date.

        For purposes of this Section:

                  (1) Year of Benefit Service for any Plan Year during which the Plan was not a Top-Heavy Plan shall be disregarded; and

                  (2) Compensation for any Limitation Year ending in a Plan Year in which the Participant failed to complete a Year of Benefit Service shall be disregarded.

        A Non-Key Employee who is covered under this Plan and under a qualified defined contribution plan maintained by an Employer shall not be entitled to the minimum allocation under the defined contribution plan but shall receive the Top-Heavy minimum benefit under this Plan.

            (b) TOP-HEAVY VESTING SCHEDULE. For a Plan Year in which the Plan is Top-Heavy, the vested percentage of a Participant's Accrued Benefit shall be determined according to the following schedule:


                  Years of                                 Vested
               Vesting Service                           Percentage
               ---------------                           ----------
                    1                                         0%
                    2                                        25%
                    3                                        50%
                    4                                        75%
                    5 or more                               100%

            (c) LIMITATIONS OF ANNUAL ADDITIONS AND BENEFITS. For purposes of computing the defined benefit plan fraction and defined contribution plan fraction as set forth in sections 415(e)(2)(b) and 415(e)(3)(b) of the Code, the dollar limitations on benefits and annual additions applicable to a limitation year shall be multiplied by 1.0 rather than by 1.25.

------------------------------
End of Article VIII

                                   ARTICLE 9.

                       EMPLOYER ADMINISTRATIVE PROVISIONS


        9.1 APPOINTMENT. The Company May appoint an Administration Committee to administer the Plan and direct Plan investments. The Company may appoint more than one committee for such purposes. In the absence of such appointments, the Company shall function as the Committee.

        9.2 TERM. Each member of each Committee shall serve until his successor is appointed. Any member of the Committee may be removed by the Company, with or without cause, which shall have the power to fill any vacancy which may occur. A member may resign upon written notice to the Company.

        9.3 COMPENSATION. The members of the Committee shall serve without compensation for services as such, but the Company shall pay all expenses of the members of the Committee, including the expenses for any bond required under section 412 of ERISA. To the extent such expenses are not paid by the Company, they shall be paid by the Trustee from the Trust.

        9.4 POWERS OF THE ADMINISTRATION COMMITTEE. The Committee shall have the following powers and duties:

            (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

            (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

            (c) To interpret the provisions of the Plan and determine all questions with respect to rights of Employees, Participants, and Beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit, and the Vested Accrued Benefit of each Participant.

            (d) To interpret and enforce the terms of the Plan and the rules and regulations it adopts;

            (e) To direct the Trustee with respect to the crediting and distribution of the Trust and all other matters within its discretion as provided in the Trust Agreement;

            (f) To direct the Trustee to transfer assets to another trust which constitutes a qualified trust under section 401(a) of the Code and to accept transfers of assets from other trusts which constitute qualified trusts under sections 401(a) and 501(a) of the Code;

            (g) To review and render decisions with respect to a claim for, (or denial of a claim for) a benefit under the Plan;

            (h) To furnish the Employer with information which the Employer may require for tax or other purposes;

            (i) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

            (j) To prescribe procedures to be followed by distributees in obtaining benefits;

            (k) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

            (l) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust from the Trustee;

            (m) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan;

            (n) To select a secretary, who need not be a member of the Committee; and

            (o) To interpret and construe the Plan.

The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. Nonetheless, the Committee shall have absolute discretion in the exercise of its powers in this Plan. All exercises of power by the Committee hereunder shall be final, conclusive and binding on all interested parties, unless found by a court of competent jurisdiction, in a final judgment that is no longer subject to review or appeal, to be arbitrary and capricious.

        9.5 INVESTMENT POWERS. As specified in the Trust Agreement, the Administration Committee shall also have the following powers and duties with respect to the investment of the Trust:

            (a) To direct the Trustee in the investment, reinvestment, and disposition of the Trust, including the investment of up to 10% of the Trust in "qualifying employer securities" (as defined in section 407(d)(5) of ERISA).

            (b) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust from the Trustee;

            (c) To furnish the Employer with information which the Employer may require for tax or other purposes;

            (d) To engage the services of an investment manager or managers (as defined in section 3(38) of ERISA), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control; and

            (e) To interpret and construe the Plan with respect to the investment, reinvestment, and disposition of Plan assets.

        9.6 MANNER OF ACTION. The decision of a majority of the members of the Administration Committee appointed and qualified shall control. In case of a vacancy in the membership of the Committee, the remaining members may exercise any and all of the powers, authorities, duties, and discretion conferred upon the Committee. The Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions.

        9.7 AUTHORIZED REPRESENTATIVE. The Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. The Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

        9.8 EXCLUSIVE BENEFIT. The Committee shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries.

        9.9 INTERESTED MEMBER. No member of the Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one person acting alone in the capacity as the Committee.

        9.10 QUALIFIED DOMESTIC RELATIONS ORDERS. The Administration Committee shall establish reasonable procedures for determining the existence of a Qualified Domestic Relations Order and to administer distributions under the same. In the event that the Committee receives a written order that purports to be a Qualified Domestic Relations Order, the following procedures shall apply:

            (a) The Committee shall promptly notify the appropriate Participant and any purported Alternate Payee of the receipt of such order and the Committee's procedures for determining whether such order is a Qualified Domestic Relations Order.

            (b) During any period in which it is being determined (by the Committee, by a court of competent jurisdiction, or otherwise) if an order is a Qualified Domestic Relations Order, the Committee shall separately account for the amounts (the "segregated amounts") which would have been payable to the Alternate Payee during such period if the order is determined to be a Qualified Domestic Relations Order.

            (c) If the order (or modification thereof) is determined to be a Qualified Domestic Relations Order within 18 months, the Committee shall direct the Trustee to pay the

"segregated amounts" to the Alternate Payee in the form elected by the Alternate Payee under the Plan.

            (d) If, within the aforesaid 18 month period, it is determined that the order is not a Qualified Domestic Relations Order, or if such determination has not been made, the Committee shall pay the "segregated amounts" to the person(s) who would have been entitled to such amounts if there had been no such order.

            (e) Any determination that a order is a Qualified Domestic Relations Order which is made after the close of the aforesaid 18 month period shall be applied prospectively only.

        9.11 PAYMENT IN THE EVENT OF LEGAL DISABILITY. Payments to any Participant, Former Participant, or Beneficiary shall be made to the recipient entitled thereto in person or upon his personal receipt, in form satisfactory to the Committee, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Committee, shall otherwise be unable to apply such payment in furtherance of his own interest and advantage. The Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways:

            (a) To such person directly;

            (b) To the guardian of his person or his estate;

            (c) To a relative or friend of such person, to be expended for his benefit; or

            (d) To a custodian for such person under any Uniform Gifts to Minors Act.

The decision of the Committee, in each case, will be final, binding, and conclusive upon all persons ever interested hereunder. The Committee shall not be obliged to see to the proper application or expenditure of any payment so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of all obligations of the Trustee and the Committee, to the extent of the distributions so made.

        9.12 PAYMENTS ONLY FROM TRUST. All benefits of the Plan shall be payable solely from the Trust and neither the Employer, Committee, nor Trustee shall have any liability or responsibility therefor except as expressly provided herein.

        9.13 UNCLAIMED BENEFITS PROCEDURE. Neither the Trustee nor the Administration Committee shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary. The Committee, by certified or registered mail addressed to his last known address of record with the Committee or the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall state the provisions of this Section. If (i) the Participant's vested Accrued Benefit is (a) $5,000 or less or (b) greater than $5,000 and he has attained his Normal Retirement Date, and (ii) the Participant or Beneficiary fails to claim his benefits or make his whereabouts known in writing to the Committee within the earlier of (i) the date that is immediately prior to three years (adjusted according to the abandonment period of the escheat laws of the applicable state) after the date of notification, or (ii) the date the Participant attains the Required Commencement Date, the Plan benefit of such Participant or Beneficiary will be treated as follows (to the extent otherwise permitted under ERISA or the Code):

            (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary then is known to the Committee, the Committee may direct the Trustee to make distribution to the Beneficiary.

            (b) If the whereabouts of the Participant and his Beneficiary then is unknown to the Committee, but the whereabouts of one or more relatives by adoption, blood, or marriage of the Participant is known to the Committee, the Committee may direct the Trustee to distribute the Participant's benefits to any one or more of such relatives and in such proportions as the Committee determines.

            (c) If the Committee does not know the whereabouts of any of the above persons within the time limits prescribed above, then the benefit shall be treated as a Forfeiture hereunder, provided that the benefit shall be reinstated in the event that the Participant or Beneficiary ever makes a claim therefor. Either upon or prior to the occurrence of the Forfeiture under this Section, the Committee may then notify the Social Security Administration or the Internal Revenue Service Disclosure Staff of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Committee may request the Social Security Administration or the Internal Revenue Service Disclosure Staff to notify the Participant (or Beneficiary) in accordance with the procedures it has established for this Purpose.

            (d) While payment is pending, the Committee may direct the Trustee to hold the Participant's benefits in a segregated account invested at the discretion of the Committee. However, after a Forfeiture has occurred under this Section, a Participant or Beneficiary who seeks a reinstatement of the forfeited amount shall only be entitled to the minimum return required by law (which may be 0%). The segregated account shall be entitled to all income it earns and shall bear all expense and loss it incurs. Any payment made pursuant to this provision shall operate as a complete discharge of all obligations of the Trustee and the Committee, to the extent of the distributions so made.

------------------------------
End of Article IX

                                  ARTICLE 10.

                      PARTICIPANT ADMINISTRATIVE PROVISIONS


        10.1 BENEFICIARY DESIGNATION. Subject to the limitations of Section 2.8 each Participant may from time to time designate, in writing, a Beneficiary to whom the Trustee shall pay his Accrued Benefit in the Trust in the event of his death. The Administration Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Committee, it shall revoke all designations filed prior to that date by the same Participant. A Participant may designate multiple and/or contingent Beneficiaries.

        10.2 NO BENEFICIARY DESIGNATION. Subject to the limitations of Section 2.8, if a Participant fails to name a Beneficiary in accord with Section 10.1, or if the Beneficiary named by a Participant predeceases him, the Beneficiary shall be, first, his spouse at the time of his death, or if he has no surviving spouse, then to his surviving children (including adopted children) in equal shares, or if the Participant has no surviving children, then to his surviving parents in equal shares, or if the Participant has no surviving parents, then to his estate. If the Participant dies after distributions have commenced hereunder but before a complete distribution of his Vested Accrued Benefit, then the Trustee shall pay the such Accrued Benefit in a lump sum to the legal representative of the estate of the last to die of the Participant and his Beneficiary. The Committee, in its sole discretion, shall direct the Trustee as to whom the Trustee shall make payment under this Section.

        10.3 PERSONAL DATA TO ADMINISTRATION COMMITTEE. Each Participant and Beneficiary must furnish to the Committee evidence, data, or information as the Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will promptly furnish full, true, and complete evidence, data, and information when requested by the Committee, provided the Committee shall advise each Participant of the effect of his failure to comply with its request.

        10.4 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Beneficiary, at the last address filed with the Committee, or if no address has been filed, then the last address indicated on the records of the Employer shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid.

        10.5 PLACE OF PAYMENT AND PROOF OF CONTINUED ELIGIBILITY. Any check representing payment hereunder and any communication addressed to an Employee, a former Employee, a retired Employee, or Beneficiary at his last address filed with the Committee, or if no such address has been filed, then at his last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail. If the Committee, for any reason, is in doubt as to whether benefit payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Committee, notify such person that all unmailed and future retirement income payments shall be henceforth withheld until he provides the Committee with evidence of his continued life and his proper mailing address.

        10.6 ALIENATION. Except as provided under a Qualified Domestic Relations Order, no benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder, except to the extent that under a Qualified Domestic Relations Order the Trustee is required to pay a portion of a Participant's Accrued Benefit to an Alternate Payee. In the event an Employer or the Trustee receives written notice of an adverse claim to a benefit distributable to a Participant, Former Participant or Beneficiary, the Trustee may suspend payment(s) of such benefit until such matter is resolved to the satisfaction of the Trustee.

        10.7 LITIGATION AGAINST THE TRUST. If any legal action filed against the Trustee, an Employer, or the Committee, or against any member or members of the Committee or the Employer, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse the Employer, the Committee and its members, or the Employer, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent permitted under section 401(a)(13) of the Code.

        10.8 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract, or any other instrument under which the Plan was established or is operated. The Committee will maintain all of the items listed in this Section in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Committee shall furnish him with a copy of any item listed in this Section. The Committee may make a reasonable charge to the requesting person for the copy so furnished.

        10.9 BENEFICIARY'S RIGHT TO INFORMATION. A beneficiary's right to (and the Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

        10.10 CLAIMS PROCEDURE. Prior to or upon becoming entitled to receive a benefit hereunder, a Participant or Beneficiary shall file a claim for such benefit with the Committee at the time and in the manner prescribed thereby. However, subject to the restrictions of Section 7.4, the Committee may direct the Trustee to commence payment of a Participant's or Beneficiary's benefits hereunder without requiring the filing of a claim therefor, if the Committee has knowledge of such Participant's or Beneficiary's whereabouts.

        10.11 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Committee has denied. Such notice must be sent within 90 days of the date the claim is received by the Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed 90 days and no extension shall be allowed unless, within the initial 90 day period, the claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Committee expects to render its decision. The Committee's notice of denial to the Claimant shall set forth:

            (a) The specific reason or reasons for the denial;

            (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

            (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

            (d) A statement that the Claimant may:

                  (1) Request a review upon written application to the Committee;

                  (2) Review pertinent Plan documents;

                  (3) Submit issues and comments in writing; and

            (e) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within 60 days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the 60 day period will render the Committee's determination final, binding, and conclusive.

If the Claimant should appeal to the Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day period infeasible, but in no event shall the Committee render a decision regarding the denial of a claim for benefits later than 120 days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences.

The Committee's notice of denial of benefits shall identify the name of each member of the Committee and the name and address of the Committee member to whom the Claimant may forward his appeal.

        10.12 NO RIGHTS IMPLIED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continue employment, any legal or equitable right against an Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust or ERISA.

------------------------------
End of Article X

                                  ARTICLE 11.

                                FIDUCIARY DUTIES

        11.1 FIDUCIARIES. The "Fiduciaries" of the Plan shall consist of the following:

             (a) The Administration Committee;

             (b) The Trustee; and

             (c) Such other person or persons that are designated to carry out fiduciary responsibilities hereunder.

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A Fiduciary may employ one or more persons to render advice with regard to any responsibility such Fiduciary has under the Plan.

        11.2 ALLOCATION OF RESPONSIBILITIES. The powers and responsibilities of the Fiduciaries are hereby allocated as indicated below:

             (a) Company. The Company shall be responsible for all functions assigned or reserved to it under the Plan and Trust Agreement. Any authority assigned or reserved to the Company under the Plan and Trust Agreement shall be exercised by resolution of the appropriate representatives of the Company, or action by a delegate thereof.

             (b) Administration Committee. The Committee shall have the responsibility and authority to control (i) the operation and administration of the Plan, and (ii) the investment of the Trust in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

             (c) Trustee. The Trustee shall have the duties and responsibilities set out in the Trust Agreement, subject, however, to direction by the Committee as set out in the Trust Agreement.

             (d) Allocations. Powers and responsibilities may be allocated to other Fiduciaries in accordance with Section 11.3 hereof, or as otherwise provided herein or in the Trust Agreement.

This Article is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

        11.3 PROCEDURES FOR DELEGATION AND ALLOCATION OF RESPONSIBILITIES. Fiduciary responsibilities may be allocated as follows:

             (a) The Committee may specifically allocate responsibilities to a specified member or members of the Committee, or to a subcommittee.

             (b) The Committee may designate a person or persons other than a Fiduciary to carry out fiduciary responsibilities under the Plan (this authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed fiduciaries of the Plan).

             (c) The Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

             (d) If at any time there be more than one Trustee serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities pursuant to this Section shall be made by filing a written notice thereof with the Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

        11.4 ALLOCATION OF FIDUCIARY LIABILITY.

             (a) Co-Trustees. In the event that there are two or more Trustees serving under the Trust Agreement, each should use reasonable care to prevent a Co-Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations, or duties, a Trustee to whom such responsibilities, obligations, or duties have not been allocated shall not be liable to any person by reason of this Section, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations, or duties have been allocated.

             (b) Liability Where Allocation is in Effect. To the extent that fiduciary responsibilities are specifically allocated by a Fiduciary, or pursuant to the express terms hereof, to any person or persons, then such Fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Fiduciary violated this Article (i) with respect to such allocation or designation, (ii) with respect to the establishment or implementation of the procedure for making such an allocation or designation, (iii) in continuing the allocation or designation, or
(iv) the Fiduciary would otherwise be liable in accordance with this Section
11.4.

             (c) No Responsibility for Employer Action. Neither the Trustee nor the Committee shall have any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or Eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan.

             (d) No Duty to Inquire. Neither the Trustee nor the Committee shall have any obligation to inquire into or be responsible for any action or failure to act on the part of the others.

             (e) Liability of Trustee Where Investment Manager Appointed. If an Investment Manager has been appointed pursuant to Section 11.3 hereof, then neither the Trustee nor the Committee shall be liable for the acts or omissions of such Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Plan which are subject to the management of such Investment Manager.

             (f) Successor Fiduciary. No Fiduciary shall be liable with respect to any breach of fiduciary duty if such breach was committed before he became a Fiduciary or after he ceased to be a Fiduciary.

------------------------------
End of Article XI

                                  ARTICLE 12.

                        AMENDMENT, MERGER AND TERMINATION


        12.1 AMENDMENT. The Company reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment shall be made which has the effect of decreasing the Accrued Benefit of any Participant or of reducing the nonforfeitable percentage of the Accrued Benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.

        If the vesting schedule of this Plan is amended, any Participant who has completed at least three Years of Vesting Service may elect to have his Accrued Benefit computed under the Plan without regard to such amendment by notifying the Administration Committee in writing during the election period hereinafter described. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

            (a) The date which is 60 days after the day such amendment is adopted;

            (b) The date which is 60 days after the day such amendment becomes effective; or

            (c) The date which is 60 days after the day the Participant is given written notice of such amendment by the Retirement Committee.

        Any election made pursuant to this Section shall be irrevocable. The Administration Committee shall, as soon as practicable, forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.

        12.2 TERMINATION. The Company may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to the benefits accrued under the Plan shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 10.2; however, all assets remaining in the Trust after the satisfaction of all rights accrued under the Plan with respect to benefits accrued to the date of Plan termination, and after termination expenses, shall be returned to the Employer, subject to applicable law. The Administration Committee shall determine on the basis of an actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by that partial termination.

        12.3 AMENDMENT PROCEDURES. Pursuant to section 402(b)(3) of ERISA, the Company must comply with the following procedures before an amendment to the Plan is effective.

             (a) The Company may modify or terminate the Plan only by a written amendment that is authorized by the Company.

             (b) The Company's authorization of the amendment must be evidenced by any of the following: (i) a resolution of the Board; (ii) ratification of the amendment by a resolution of the Board; or (iii) with respect to any amendment necessary or appropriate to comply with relevant law, a resolution of the Administration Committee.

             (c) Notice of an amendment that terminates the Plan must be provided to the Trustee.

             (d) The Company need not provide notice of the amendment to Plan participants or employees, except as may be required by section 204(h) of ERISA.

        12.4 PROCEDURE ON TERMINATION. In the event of termination of the Plan or permanent discontinuance of Employer Contributions, the Employer shall cause any unallocated assets to be allocated to Participant Accounts in the manner specified in the Treasury regulations promulgated under section 411 of the Code. Moreover, the Company shall, in its sole discretion, authorize any one of the following procedures:

             (a) Continue Plan. To continue the Plan in operation in all respects until the Trustee has distributed all benefits under the Plan, except that no further persons shall become Participants, no further Employer Contributions shall be made, all Accounts shall be fully vested, and no further payments shall be made except in distribution of the Trust and payment of administration expenses; or

             (b) Liquidate Plan. Subject to the limitations contained herein, to wind up and liquidate the Plan and Trust and distribute the assets thereof, after deduction of all expenses, to the Participants, former Participants, and Beneficiaries in accordance with their respective Accounts as then constituted. If the Employer makes no election before termination, then this subsection (b) will govern distribution of the Trust.

        12.5 NOTICE OF CHANGE IN TERMS. The Administration Committee, within the time prescribed by ERISA and applicable regulations, shall furnish all Participants and Beneficiaries a summary descriptive of any material amendment to the Plan or notice of discontinuance of contributions or termination of the Plan and all other information required by ERISA to be furnished without charge.

        12.6 MERGER OR CONSOLIDATION. The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

        12.7 LIMITATION CONCERNING 25 HIGHEST PAID EMPLOYEES.

             (a) The provisions of this Section shall apply to any Participant who is one of the 25 highest paid Employees of the Employer on any "Commencement Date" and whose anticipated annual Pension provided under the Plan at Normal Retirement Date exceeds $1,500. "Commencement Date," for purposes of this Section, shall mean the effective date of the Plan or the effective date of any amendment to the Plan which increases Plan benefits. If the Plan is terminated during the first 10 years after a "Commencement Date," the amount of the Pension provided under the Plan for any one of the Participants to whom this Section applies shall not be greater than the amount of Pension that can be provided by the largest of the following amounts:

                  (1) The Employers' contributions (or funds attributable to those contributions) which would have been applied to provide the Pension if the Plan as in effect on the date before that "Commencement Date" had been continued without change;

                  (2) $20,000;

                  (3) The sum of (A) the Employers' contributions (or funds attributable to those contributions) which would have been applied to provide benefits for the Employee if the Plan had been terminated on the day before that "Commencement Date," plus (b) an amount computed by multiplying the smaller of $10,000 or 20 percent of the average annual remuneration of that Employee during the last five years of service, by the number of years since that "Commencement Date"; or

                  (4) The present value of the maximum benefit guaranteed by the Pension Benefit Guaranty Corporation (PBGC), as described in section 4022(b)(3)(b) of ERISA, determined on the basis of the actuarial assumptions promulgated by the PBGC applicable as of the date of termination of the Plan or the date Pension payments commence, whichever is earlier.

            (b) If, during the first 10 years after a "Commencement Date," any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his or her Pension, he or she shall agree to repay to the Plan any portion of his or her Pension subject to the provisions of this Section, and shall provide adequate security to guarantee that repayment. Any excess reserves arising by application of the provisions of Paragraph (a) above shall be used and applied as provided in the Plan for the benefit of the other persons entitled to benefits under the Plan. However, if sufficient funds are available to provide in full for the Pensions accrued for all other persons entitled to benefits under the Plan to the date of termination of the Plan, those excess reserves shall first be used and applied to provide the accrued Pensions of the Participants whose Pensions have been restricted by operation of the provisions of this Section.

            (c) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary for the Plan to remain tax-qualified under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

------------------------------
End of Article XII

                                  ARTICLE 13.

                                    THE TRUST


        13.1 PURPOSE OF THE TRUST. A Trust has been created and will be maintained for the purposes of the Plan, and the assets thereof shall be invested in accordance with the terms of the Trust Agreement. All contributions will be paid into the Trust, and all benefits under the Plan will be paid from the Trust.

        13.2 APPOINTMENT OF TRUSTEE. Trustee(s) shall be appointed by the Company to administer the Trust. The Trustee's obligations, duties, and responsibilities shall be governed solely by the terms of the Trust Agreement.

        13.3 EXCLUSIVE BENEFIT OF PARTICIPANTS. Subject to Sections 4.2 and 12.2, the Trust will be used and applied only in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries and with respect to expenses of administration.

        13.4 BENEFITS SUPPORTED ONLY BY THE TRUST. Any person having any claim under the Plan will look solely to the assets of the Trust for satisfaction.

        13.5 RIGHTS TO TRUST ASSETS. No Employee shall have any right to, or interest in, any assets of the Trust upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust and none of the Fiduciaries shall be liable therefor in any manner.

------------------------------
End of Article XIII

                                  ARTICLE 14.

                                  MISCELLANEOUS


        14.1 EXECUTION OF RECEIPTS AND RELEASES. Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administration Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

        14.2 NO GUARANTEE OF INTERESTS. Neither the Trustee, the Administration Committee, nor the Company guarantee the Trust from loss or depreciation. The Company does not guarantee the payment of any money which may be or becomes due to any person from the Trust. The liability of the Committee and the Trustee to make any payment from the Trust is limited to the then available assets of the Trust.

        14.3 PAYMENT OF EXPENSES. Except as provided below, all expenses incident to the administration and protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, may be paid by the Employer, or, in the absence of such payments (which are not obligatory), shall be paid from the Trust, and until paid, shall constitute a first and prior claim and lien against the Trust. However, any and all expenses relating to settlor functions that arise from the creation, design or termination of the Plan must be paid by the Employer and may not be paid from the Trust.

        14.4 EMPLOYER RECORDS. Records of an Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

        14.5 INTERPRETATIONS AND ADJUSTMENTS. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within a Fiduciary's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

        14.6 UNIFORM RULES. In the administration of the Plan, uniform rules will be applied to all Participants similarly situated.

        14.7 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        14.8 SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the

Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

        14.9 NOTICE. Any notice required to be given herein by the Trustee, an Employer, or the Administration Committee, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

        14.10 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

        14.11 SUCCESSORS. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon each Employer, its successors and assigns, and upon the Trustee, the Administration Committee, and their successors.

        14.12 HEADINGS. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

        14.13 GOVERNING LAW. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Washington except to the extent Washington law is preempted by federal law.

------------------------------
End of Article XIV

                                  ARTICLE 15.

                             EMPLOYER PARTICIPATION


        15.1 ADOPTION BY EMPLOYER. Subject to the further provisions of this Article, any entity which is a member of the same controlled group of corporations or trades or businesses under common control (as defined in sections 414(b) or 414(c) of the Code) as the Company, now in existence or hereafter formed or acquired, or is approved by the Company, and which is otherwise legally eligible, may, with the consent and approval of the Board, by formal resolution or decision of its own board of directors, adopt the Plan and the Trust and, if deemed necessary by the Company, execute an Adoption Agreement, for all or any classification of its employees. Such adoption shall be effectuated and evidenced by a formal resolution of the Board consenting to and containing or incorporating by reference such formal resolution or decision of the adopting corporation. The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. It shall not be necessary for the adopting corporation to sign or execute the Plan document, but, if deemed necessary by the Company, such corporation must complete and execute an Adoption Agreement. The effective date of the Plan for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date, the adopting corporation shall assume all the rights, obligations and liabilities of an Employer hereunder. The administrative powers and control of the Company, as now or hereafter provided in the Plan, including the Company's sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee, and Trustee, together with their successors, shall not be diminished by reason of the participation of any such adopting corporation in the Plan and Trust.

        15.2 WITHDRAWAL BY EMPLOYER. Any Employer by action of its board of directors and notice to the Company and the Trustee, may withdraw from the Plan and Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan. Termination of the Plan as it relates to an Employer upon its withdrawal shall be governed by the provisions of
Article XIII. A withdrawing Employer may arrange for the continuation by itself or its successor of this Plan and Trust in separate form for its own Employees with such amendments, if any, as it may deem proper, or it may arrange for continuation of the Plan and Trust by merger with an existing plan and trust qualified under sections 401(a) and 501(a) of the Code and transfer of such portion of the Trust assets as the Committee determines are allocable to the Employer and its employees who are Participants. The Company may in its absolute discretion, by resolution of its Board, terminate an Employer's participation at any time when (1) the Employer ceases to be a member of the Company's controlled group of corporations, (2) in the Company's judgment such Employer fails or refuses to discharge its obligations under the Plan following such prior notice and opportunity to cure as may be appropriate under the circumstances, or (3) in the Company's judgment, such Employer should not be allowed to continue to participate.

        15.3 ADOPTION CONTINGENT UPON INITIAL AND CONTINUED QUALIFICATION. The adoption of the Plan and Trust by a corporation as provided in Section 15.1 is made contingent and subject to the condition precedent that the adopting corporation meets all the statutory requirements for qualified plans under the Code for its Employees. The adopting corporation may, or at the request of the Company shall, request an initial letter of determination from the appropriate District Director of Internal Revenue to the effect that the Plan and Trust, as herein set forth or as amended with respect to the adopting corporation, satisfy the requirements of the applicable federal statutes for tax qualification purposes for such adopting corporation and its employees. In the event the Plan or the Trust in its operation becomes disqualified for any reason as to such adopting corporation and its employees, the portion of the Trust allocable to them shall be segregated as soon as is administratively feasible, pending either (1) the prompt requalification of the Plan and Trust as to such corporation and its employees to the satisfaction of the Internal Revenue Service, so as not to affect the continued qualified status of the Plan and Trust as to all other Employees, or (2) as provided in Section
15.2 above, the prompt withdrawal of such corporation from this Plan and Trust and a continuation by itself or its successor of a plan and a trust separately from this Plan and Trust, or by merger with another existing qualified plan and trust with a transfer of its said segregated portion of Trust assets, or (3) the prompt termination of the Plan and Trust as to itself and its employees.

        15.4 NO JOINT VENTURE IMPLIED. The adoption of the Plan by any Employer shall not create a joint venture or partnership relation between it and any other Employer. Any rights, duties, liabilities and obligations assumed or incurred hereunder by any Employer, or imposed upon any Employer by the provisions of the Plan, shall relate to and affect such Employer alone.

------------------------------
End of Article XV

                                  ARTICLE 16.

                      SPECIAL SECTION 401(A)(17) PROVISIONS


        16.1 FRESH START RULE - OPTION 3 (FORMULA WITH EXTENDED WEAR-AWAY). Unless otherwise provided under the Plan, each "Section 401(a)(17) Participant's" (as defined below) Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the individual under (a) or (b) below:

             (a) The Participant's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total Years of Benefit Service taken into account under the Plan for the purposes of benefit accruals; or

             (b) The sum of:

                  (1) the Participant's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13, and

                  (2) The Participant's Accrued Benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's Years of Benefit Service credited to the Participant for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

        A "Section 401(a)(17) Participant" means a Participant whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

        16.2 ADJUSTED FROZEN ACCRUED BENEFIT FOR SECTION 401(A)(17) EMPLOYEES. If this Plan satisfies the requirements of Treas. Reg. Section 1.401(a)(4)-13(d) for a fresh-start as of the last day of the last Plan Year beginning before January 1, 1994, then, notwithstanding any other provisions of the Plan, any
Section 401(a)(17) Participant's Accrued Benefit, frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13 as of a fresh-start date, is adjusted to reflect increases in the Participant's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the Plan to fail to satisfy the consistency requirement of Treas. Reg. Section 1.401(a)(4)-13(c), as modified by Prop. Treas. Reg. Section 1.401(a)(17)-1(e) (or the similar provisions in the final such regulations).

        In determining a Section 401(a)(17) Participant's Accrued Benefit in any Plan Year beginning on or after January 1, 1994, the portion of the Participant's frozen Accrued Benefit attributable to Plan Years beginning before January 1, 1994, will be determined in accordance with Method A for "Statutory
Section 401(a)(17) Participants" and Method B for "Section 401(a)(17) Participants" other than Statutory Section 401(a)(17) Participants.

        A "Statutory Section 401(a)(17) Participant" means a Participant whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $200,000.

        A "Section 401(a)(17) Participant" means a Participant whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

Method A (Statutory Section 401(a)(17) Participants):

                Step 1: Determine each Statutory Section 401(a)(17) Participant's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13.

                Step 2: Adjust the amount in step 1 up through the last day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994, under the method provided under the Plan for increasing the amount in step 1 to take into account increases in compensation in Plan Years beginning on or after January 1, 1989. However, if the Plan does not provide for such increases, the amount in step 2 shall be equal to the amount in step 1.

                Step 3: Determine the Statutory Section 401(a)(17) Participant's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13.

                Step 4: Subtract the amount determined in step 2 from the amount determined in step 3.

                Step 5: Adjust the amount in step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the Statutory Section 401(a)(17) Participant's average compensation determined for the current year (as limited by Section 401(a)(17) of the Code), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the Participant's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

                Step 6: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the Statutory Section 401(a)(17) Participant's average compensation for the current year (as limited by Section 401(a)(17) of the Code), using the same definition of compensation and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989. The denominator of the fraction is the Participant's average compensation for the last day of the last Plan Year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989.

                Step 7: Add the amounts determined in step 5, and the greater of steps 6 or 2.

Method B (Section 401(a)(17) Participants other than Statutory Section 401(a)(17) Participants):

                Step 1: Determine the Accrued Benefit of each Section 401(a)(17) Participant other than Statutory Section 401(a)(17) Participants as of the last day of the Plan Year beginning before January 1, 1994, frozen in accordance with Treas. Reg. Section 1.401(a)(4)-13.

                Step 2: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the Section 401(a)(17) Participant who is not a Statutory Section 401(a)(17) Participant determined for the current year (as limited by Section 401(a)(17) of the Code), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the Participant's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

------------------------------
End of Article XVI

                                 EXECUTION PAGE

        IN WITNESS WHEREOF, the Company has caused this restated Plan to be adopted on this the 30th day of September, 1998.


                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________

                            EARLY RETIREMENT APPENDIX


In order to determine the special early retirement benefit, the Participant's account value as of September 30, 1995 is multiplied by the following factor based upon the Participant's age at the time of distribution:



                            AGE                FACTOR
                            ---                ------
                            55                   20%

                            56                   19%

                            57                   18%

                            58                   17%

                            59                   16%

                            60                   15%

                            61                   14%

                            62                   13%

                            63                    9%

                            64                    5%

                            65                    0%